UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Syndax Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 30, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Syndax Pharmaceuticals, Inc. (“Syndax”) The meeting will be held on June 10, 2026 at 12:00 p.m. EDT. The Annual Meeting will be held in a virtual meeting format only. You will not be able to attend the meeting in person. You can attend the Annual Meeting online, vote your shares electronically, and submit your questions during the Annual Meeting by visiting www.meetnow.global/MUGAWRX.

Details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2026 Annual Meeting of Stockholders and proxy statement.

The agenda for the Annual Meeting includes the election of two (2) Class I directors, each to serve a three-year term, a non-binding advisory vote on the compensation paid to Syndax’s named executive officers, the ratification of the appointment of Deloitte & Touche LLP as Syndax’s independent registered public accounting firm for the fiscal year ending December 31, 2026, approval of the Company’s 2026 equity incentive plan, and approval of the Company’s 2026 employee stock purchase plan.

Under Securities and Exchange Commission rules, Syndax is providing access to the proxy materials for the Annual Meeting to stockholders via the Internet. Accordingly, you can access the proxy materials and vote your shares in advance of the Annual Meeting at www.investorvote.com/SNDX. Instructions for accessing the proxy materials and voting are described in the attached proxy statement and in the Notice Regarding Availability of Proxy Materials that you received. Your vote is very important. Whether or not you plan to attend the Annual Meeting, please carefully review the proxy statement and then cast your vote, regardless of the number of shares you hold. If you are a stockholder of record, you may vote over the Internet, by telephone, or, if you request to receive a printed set of the proxy materials, by completing, signing, dating and mailing the accompanying proxy card in the return envelope. Submitting your vote via the Internet in advance of the Annual Meeting or by telephone or proxy card will not affect your right to vote during the Annual Meeting if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker, bank or other agent), you will receive instructions from your broker, bank or other agent explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the Internet in advance of the Annual Meeting if your voting instruction form from your broker, bank or other agent includes instructions and a toll-free telephone number or Internet website to do so. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

We hope that you will join us on June 10, 2026 and greatly appreciate your continuing interest in Syndax.

Sincerely,

Michael A. Metzger

Chief Executive Officer

You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting virtually, please vote by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you, as promptly as possible in order to ensure your representation at the Annual Meeting. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. If you participate virtually in the Annual Meeting, you may vote at that time, even if you previously submitted your vote. Please note, however, that if your shares are held of record by a brokerage firm, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that agent in order to vote your shares that are held in such agent’s name and account and registered with Computershare as set forth in the proxy statement accompanying this notice.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Time	12:00 p.m., Eastern Daylight Time

Date	Wednesday, June 10, 2026

Virtual Meeting

The Annual Meeting will be a virtual meeting through which you can listen to the meeting, submit questions and vote online. You may access the Annual Meeting by visiting www.meetnow.global/MUGAWRX and entering the control number (included in the Notice Regarding the Availability of Proxy Materials mailed to you). Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Purpose
(1)
To elect the Board of Directors’ nominees, Pierre Legault and Michael A. Metzger, as Class I members of the Board of Directors, to serve until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.
(2)
To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement.
(3)
To ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
(4)
To approve the Syndax Pharmaceuticals, Inc. 2026 Equity Incentive Plan.
(5)
To approve the Syndax Pharmaceuticals, Inc. 2026 Employee Stock Purchase Plan.
(6)
To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Record Date

The Board of Directors has fixed the close of business on April 21, 2026 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of record for purposes germane to the Annual Meeting for a period of ten (10) days prior to the Annual Meeting. Please contact the Secretary of the Company to make arrangements to inspect the list. In addition, during the Annual Meeting, that list of stockholders will be available for examination by any stockholder of record at www.meetnow.global/MUGAWRX.

By order of the Board of Directors,

Luke J. Albrecht

General Counsel & Secretary

New York, New York

April 30, 2026

i

ii

SYNDAX PHARMACEUTICALS, INC.

730 THIRD AVENUE, FLOOR 9

NEW YORK, NEW YORK 10017

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2026

AT 12:00 PM EDT

GENERAL INFORMATION

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 30, 2026, we sent you a Notice Regarding Availability of Proxy Materials (“Notice of Internet Availability”) because the Board of Directors (the “Board”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (“Annual Meeting”), including at any adjournments or postponements of the meeting. The Notice of 2026 Annual Meeting of Stockholders (“Notice of Annual Meeting”), this proxy statement and proxy card or, for shares held in “street name” (i.e., shares held for your account by a broker, bank or other agent), voting instruction form, and the Annual Report on Form 10-K for the year ending December 31, 2025 (collectively, the “Proxy Materials”) are available to stockholders on the Internet. Instructions on how to access the Proxy Materials over the Internet or to request a printed copy may be found in the Notice of Internet Availability. The Notice of Internet Availability will also provide instructions as to how stockholders may request that a printed set of the Proxy Materials, including a proxy card, be sent to them by mail. The Notice of Internet Availability will also provide voting instructions.

As used in this proxy statement, “we,” “us,” “our” and the “Company” refer to Syndax Pharmaceuticals, Inc. The term “Annual Meeting,” as used in this proxy statement, includes any adjournment or postponement of such meeting.

Will I receive any other proxy materials by mail?

You will not receive any additional Proxy Materials by mail unless you request a printed copy of the Proxy Materials in accordance with the instructions set forth in the Notice of Annual Meeting. We may elect, in our discretion, to send you a proxy card and a second Notice of Internet Availability, which we may send on or after May 11, 2026.

Why is Syndax conducting a virtual Annual Meeting?

We believe that conducting a virtual Annual Meeting is in the best interest of our stockholders and enables increased stockholder attendance and participation, improves communication and lowers costs while reducing the environmental impact of the meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting, including the ability to submit questions and comments and to vote.

When is the record date for the Annual Meeting?

The Board has fixed the record date for the Annual Meeting as of the close of business on April 21, 2026 (the “Record Date”).

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders through which you can listen to the meeting, submit questions and vote online. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the Record Date, or if you hold a valid proxy for the Annual Meeting.

The meeting will be held at 12:00 p.m. Eastern Daylight Time (“EDT”) on Wednesday, June 10, 2026, and can be accessed by visiting www.meetnow.global/MUGAWRX and entering the control number included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your Proxy Materials, as applicable. We expect most beneficial owners will be able to attend the Annual Meeting, vote their shares and ask questions using the control number found on the voting instructions included with the proxy materials; however, not every broker, bank or other intermediary provides for this convenience. If you were not provided a control number, please contact the intermediary through which you hold your shares to see if one can be provided. Whether or not you were provided a control number, we recommend that all beneficial owners confirm with the intermediary through which they hold their shares whether they can participate at the Annual Meeting using a control number provided by such intermediary. If your intermediary does not provide for this convenience, to participate at the Annual Meeting, you will be required to request a legal proxy from your intermediary and to register such legal proxy in advance of the annual meeting with Computershare. If registration is required, please see “How do I register to attend the Annual Meeting virtually on the Internet?” below. If your intermediary does provide for this convenience, please visit www.meetnow.global/MUGAWRX on the day of the Annual Meeting and enter your control number found on the voting instructions included with your proxy materials. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement. Information on how to vote online during the Annual Meeting is discussed below.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted at https://support.vevent.com or at www.meetnow.global/MUGAWRX. Technical support will be available starting at 11:30 a.m. EDT on June 10, 2026.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Fidelity Stock Transfer (“Fidelity”)), you do not need to register to attend the Annual Meeting. Please follow the instructions on the Notice of Annual Meeting or proxy card that you received to join the Annual Meeting.

If you hold your shares through an intermediary, such as a broker, bank or other agent, we recommend that you contact such intermediary to confirm whether the intermediary permits beneficial owners to use the control number found on the voting instructions included with the proxy materials, if any, to attend the Annual Meeting, vote their shares and ask questions. If your intermediary does not provide for this convenience, you will be required to request a valid legal proxy from your intermediary and you must register with Computershare in advance to attend the Annual Meeting or to vote or ask questions during the Annual Meeting.

To register to attend the Annual Meeting you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company along with your name and email address to Computershare Trust Company, N.A. (“Computershare”). Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. EDT on June 4, 2026. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to Computershare as follows:

By email:	Forward the email from your broker, bank or other agent, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:	Computershare Trust Company, N.A.
Syndax Pharmaceuticals Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Who can vote at the Annual Meeting?

Only stockholders as of the Record Date, which we refer to as stockholders of record, will be entitled to vote at the Annual Meeting. On this Record Date, a total of 88,595,948 shares of common stock of the Company were issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with Fidelity, then you are a stockholder of record. As a stockholder of record, you may vote at the meeting, vote by proxy over the telephone or through the internet, or vote by proxy using a proxy card that you may request or that we may elect to deliver later. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability is being forwarded to you by that intermediary. The intermediary holding your shares in an account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your intermediary regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You must follow the instructions provided by your intermediary to vote your shares per your instructions. Alternatively, many intermediaries provide the means to grant proxies or otherwise instruct them to vote your shares by telephone and via the internet, including by providing you with a control number via email or on your proxy card or your voting instruction form. If you wish to vote prior to or at the Annual Meeting, you must follow the instructions from your intermediary, including any requirement to obtain a valid legal proxy and to register any such legal proxy with Computershare. For more information, see “How do I attend the Annual Meeting?” above.

How do I vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote:

•
By Internet in Advance of the Annual Meeting. Access the website of our tabulator, Computershare, at: www.investorvote.com/SNDX, using the control number printed on the Notice of Internet Availability. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. If you vote on the Internet, you may also request electronic delivery of future proxy materials. Your Internet vote in advance of the Annual Meeting must be received by 1:00 a.m. EDT on June 10, 2026 to be counted.
•
By Telephone. Call 1-800-652-VOTE (8683) toll-free from the U.S., U.S. territories and Canada, and follow the instructions on the Notice of Internet Availability. You will be asked to provide your control number from the Notice of Internet Availability. Your shares will be voted in accordance with your instructions. You must specify how you want your shares voted or your telephone vote cannot be completed. Your telephone vote must be received by 1:00 a.m. EDT on June 10, 2026 to be counted.
•
By Proxy Card. Complete and mail the proxy card that may be delivered and return it promptly in the envelope provided. Your proxy will be voted in accordance with your instructions. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction form.
•
During the Annual Meeting. You will be able to attend the Annual Meeting online and vote during the meeting by visiting www.meetnow.global/MUGAWRX and entering the control number included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your Proxy Materials, as applicable. See “How do I register to attend the Annual Meeting virtually on the Internet?” for additional information.

If your shares of common stock are held in street name (i.e., held for your account by a broker, bank or other agent), you should have received a Notice of Internet Availability containing voting instructions from that organization rather than from us. You should follow the instructions in the Notice of Internet Availability to ensure your vote is counted. To vote during the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent or contact your broker, bank or other agent to request a proxy form.

Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What are the Board’s recommendations on how to vote my shares?

The Board recommends a vote:

Proposal 1: FOR the election of the two Class I director nominees (page 7)

Proposal 2: FOR the advisory vote on the compensation paid to our named executive officers (“NEOs”) (page 19)

Proposal 3: FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (page 20)

Proposal 4: FOR the approval of the Syndax Pharmaceutics, Inc. 2026 Equity Incentive Plan (the “2026 Plan”) (page21)

Proposal 5: FOR the approval of the Syndax Pharmaceutics, Inc. 2026 Employee Stock Purchase Plan (the “ESPP”) (page 29)

Who pays the cost for soliciting proxies?

We will pay the entire cost of soliciting proxies. In addition to these Proxy Materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokers, banks, and other agents for the cost of forwarding these proxy materials to their beneficial owners.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote but do not make specific choices?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the annual meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all nominees for director (Proposal 1), “For” the advisory approval of the compensation paid to our named executive officers (Proposal 2), “For” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (Proposal 3), “For” the approval of the Company’s 2026 Equity Incentive Plan (Proposal 4), and “For” the approval of the Company’s 2026 Employee Stock Purchase Plan (Proposal 5 or the “ESPP Proposal”). If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker, bank or other agent with voting instructions, what happens?

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. Proposals 1, 2, 4 and 5 are considered to be “non-routine,” meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. Proposal 3 is considered to be a “routine” matter, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 3.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure that your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials that you receive from your broker, bank or other agent.

Can I change my vote?

Stockholder of Record: Shares Registered in Your Name

Yes. If you are the stockholder of record for your shares, you may revoke your proxy at any time before the final vote at the Annual Meeting in one of the following ways:

•
by notifying our Secretary in writing at 730 Third Avenue, Floor 9, New York, New York 10017 that you are revoking your proxy;
•
by submitting another properly completed proxy with a later date;
•
by transmitting a subsequent vote over the Internet or by telephone prior to by 1:00 a.m. EDT on June 10, 2026; or
•
by attending and voting online during the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Similar Organization

If your shares are held in street name, you must contact your broker, bank or other agent for instructions as to how to change your vote. Your attendance at the Annual Meeting does not revoke your proxy. Your last vote, whether prior to or at the Annual Meeting, is the vote that we will count.

How is a quorum reached?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting or represented by proxy. Shares held of record by stockholders or brokers, bankers or other nominees who do not return a valid proxy or attend the Annual Meeting will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. The inspectors of election appointed for the Annual Meeting will determine whether a quorum is present.

Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. If there is no quorum, the chairperson of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting or represented by proxy may adjourn the Annual Meeting to another date.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the broker or nominee cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other securities intermediary votes on, the shares that are unvoted on “non-routine” matters are counted as “broker non-votes.” Proposal 3 is a “routine” matter, and we therefore expect brokers, banks or other securities intermediaries to vote on that proposal. The remaining proposals are considered to be “non-routine,” and we therefore expect broker non-votes to exist in connection with those proposals.

What vote is required to approve each item and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes	Matter
1.	Election of Directors	Nominees receiving the most “For” votes; withheld votes will have no effect.	Not applicable	No effect	Non-routine
2.	Advisory approval of the compensation of our named executive officers

“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy and such votes are entitled to vote on the matter and are voted “for” or “against” the matter.

			No effect	No effect	Non-routine
3.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm

“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy and such votes are entitled to vote on the matter and are voted “for” or “against” the matter.

			No effect	Not applicable(1)	Routine

4.	Approval of the Company’s 2026 Equity Incentive Plan

“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy and such votes are entitled to vote on the matter and are voted “for” or “against” the matter.

		No effect	No effect	Non-routine
5.	Approval of the Company’s 2026 Employee Stock Purchase Plan

“For” votes from the holders of a majority of the voting power of the shares present in person or represented by proxy and such votes are entitled to vote on the matter and are voted “for” or “against” the matter.

		No effect	No effect	Non-routine
(1)
This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

What happens if the Annual Meeting is postponed or adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What does it mean if I receive more than one Notice of Internet Availability?

It means that your shares may be registered in one or more names or multiple accounts at the transfer agent or with brokers. Please follow the instructions on the notices to ensure that all your shares are voted.

Who should I call if I have any additional questions?

If you are the stockholder of record for your shares, please call Luke J. Albrecht, General Counsel and Secretary of the Company, at (781) 419-1400. If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly.

PROPOSAL 1: ELECTION OF DIRECTORS

General

Our Board currently consists of seven directors. Our amended and restated certificate of incorporation (“Certificate of Incorporation”) provides for a classified Board consisting of three classes of directors. Currently, Class III consists of three directors and Classes I and II each consist of two directors. Each class serves a staggered three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election, or until the director’s death, resignation or removal. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. There are currently no vacancies on the Board.

There are two directors in Class I whose term of office expires in 2026. Upon the recommendation of the nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”), our Board has nominated Pierre Legault and Michael Metzger for election as directors at the Annual Meeting. The biographies below under “Information About Our Board” include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director nominee that led the Nominating and Corporate Governance Committee to believe that each nominee should continue to serve on the Board. Messrs. Legault and Metzger have previously been elected to the Board by our stockholders. If you elect the nominees, they will each hold office until the annual meeting of stockholders in 2029 and until each of their successors has been duly elected and qualified, or until the director’s death, resignation or removal.

All nominees have consented to being named in this proxy statement and to serve if elected.

If any nominee is unable or does not qualify to serve, you or your proxy may vote for another nominee proposed by the Board. If, for any reason, these nominees prove unable or unwilling to stand for election or cease to qualify to serve as directors, the Board will nominate alternates or reduce the size of the Board to eliminate the vacancies. The Board has no reason to believe that any of the nominees would prove unable to serve if elected. There are no arrangements or understandings between us and any director, or nominee for directorship, pursuant to which such person was selected as a director or nominee.

		Term		Director
Nominees	Age (1)	Expires	Position(s) Held	Since
Pierre Legault	65	2026	Director	2017
Michael A. Metzger	55	2026	Director	2019

_____

(1) Ages as of April 30, 2026.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

EACH OF THE DIRECTOR NOMINEES FOR CLASS I DIRECTOR

(PROPOSAL 1 ON YOUR NOTICE OF INTERNET AVAILABILITY)

Information About Our Board of Directors

Set forth below are the names, ages and length of service of the remaining members of our Board whose terms continue beyond the Annual Meeting.

		Term		Director
Continuing Directors	Age (1)	Expires	Position(s) Held	Since
Martin H. Huber, M.D.	66	2027	Director	2021
Jennifer Jarrett	55	2027	Director	2018
Keith A. Katkin	54	2028	Director	2017
Dennis G. Podlesak	68	2028	Director	2008
Aleksandra Rizo, M.D., Ph.D.	51	2028	Director	2024

_____

(1) Ages as of April 30, 2026.

The principal occupation, business experience and education of each nominee for election as director and each continuing and retiring director are set forth below. Unless otherwise indicated, principal occupations shown for each director have extended for five or more years.

Nominees for Election

Pierre Legault is a Class I director who has served as a member of our Board since January 2017. Mr. Legault is serving as Chairman of Sitryx Therapeutics a private company. He was previously Chairman at Bicycle Therapeutics, Amolyt Pharma, Artios Pharma, NephroGenex and Poxel Pharma and was lead director at Urovant Sciences. In the past, he also served as board director at Armo Biosciences, Clementia, Tobira Therapeutics, NPS Pharma, Forest Laboratories, Regado Biosciences, Iroko Pharma, Cyclacel Pharma, Eckerd Pharmaceutical, and others. Pierre was president and CEO of several companies including Eckerd Pharmacy, Prosidion Pharma, Aventis Pharma-North America. He also served as CFO & Treasurer at OSI Pharma and CAO at Rite Aids Pharmacies. Between 1989 and 2005, he held various roles such as President, CEO and CFO at legacies company of the Sanofi group. Mr Legault hold various degrees including MBA, CPA, CA, BAA from Harvard Business School, McGill and HEC universities. We believe that Mr. Legault’s executive experience and his membership, including service as the chairman, on the board of directors of a number of biopharmaceutical companies qualify him to serve as a member of our Board.

Michael A. Metzger is a Class I director who has served as our Chief Executive Officer since February 2022 and previously served as our President and Chief Operating Officer since May 2015 and has been a member of our Board since July 2019. Prior to joining us, Mr. Metzger was President and COO from December 2013 to October 2014 and President and Chief Executive Officer and a member of the board of directors of Regado Biosciences, Inc., a former publicly traded biotechnology company that merged with Tobira Therapeutics, Inc., from October 2014 to May 2015, where he oversaw the company’s successful merger with Tobira Therapeutics, Inc. in 2015. Previously, Mr. Metzger served as Executive Vice President and Chief Operating Officer at Mersana Therapeutics, Inc., a then privately held biopharmaceutical company developing novel immunoconjugate therapies for cancer, from March 2011 to November 2013, and in senior business development positions including leading mergers and acquisitions at Forest Laboratories, LLC, which was acquired by Allergan plc, a publicly traded company, from 2006 to February 2011. Prior to Forest, Mr. Metzger served as Vice President Corporate Development at Onconova Therapeutics, Inc. and was a Managing Director at MESA Partners, Inc., a venture capital firm. Mr. Metzger currently serves on the board of directors of Pyxis Oncology, a publicly traded biotechnology company. He previously served on the board of directors of CTI Biopharma Corp., a publicly traded biopharmaceutical company. Mr. Metzger received a B.A. from George Washington University and an M.B.A. in Finance from the New York University Stern School of Business. We believe that Mr. Metzger’s executive experience and his current and previous membership on the board of directors of other biotechnology companies qualify him to serve as a member of our Board.

Continuing Directors

Martin H. Huber, M.D. is a Class II director who has served as a member of our Board since September 2021. From September 2023 through its January 2026 acquisition by Day One Biopharmaceuticals, Dr. Huber served as President and Chief Executive Officer and as a member of the board of directors of Mersana Therapeutics, Inc. Previously, he served as the President of R&D, and prior to that as Chief Medical Officer, of Xilio Therapeutics, Inc. from April 2020 to September 2023. Prior to joining Xilio in April 2020, Dr. Huber served as Senior Vice President, Chief Medical Officer at TESARO, Inc. from September 2015 until its January 2019 acquisition by GlaxoSmithKline plc, and once acquired, as Senior Vice President, Clinical, until April 2020. Prior to TESARO, Dr. Huber served as Vice President, Oncology Clinical Research at Merck Research Laboratories

from 2012 to 2015. Prior to Merck, he served in roles of increasing responsibility at Schering-Plough, Hoffmann-La Roche and Rhone-Poulenc Rorer, where he led teams in the areas of oncology clinical development, drug safety and pharmacovigilance. He was previously an Assistant Professor of Oncology at the University of Texas M.D. Anderson Cancer Center. Dr. Huber earned his M.D. from Baylor College of Medicine. We believe that Dr. Huber’s extensive experience and leadership, including in serving as head of research and development and as a chief medical officer in the biopharmaceutical industry, qualify him to serve as a member of our Board.

Jennifer Jarrett is a Class II director who has served as a member of our Board since September 2018. Since March 2026, Ms. Jarrett has served as President and Chief Executive Officer of Damora Therapeutics, Inc. From October 2020 through March 2026, she served as Chief Operating Officer of Arcus Biosciences. From February 2019 through September 2020, Ms. Jarrett served as Vice President of Corporate Development and Capital Markets of Uber Technologies. From June 2018 to January 2019 served as Arcus Bioscience’s Chief Operating Officer and Chief Financial Officer and as its Chief Business Officer and Chief Financial Officer from March 2017 to June 2018. From April 2016 to September 2016, Ms. Jarrett was the Chief Financial Officer of Medivation, a commercial biopharmaceutical company, which was acquired by Pfizer. Before Medivation, Ms. Jarrett spent 20 years in investment banking, most recently at Citigroup where she ran the firm’s west coast life sciences investment banking practice, and prior to that at Credit Suisse and Donaldson, Lufkin & Jenrette. Ms. Jarrett currently serves on the board of directors of Damora, Sagimet Biosciences and Zura Bio, each of which is a publicly traded company, and previously served on the board of directors of each of Arcus Biosciences, Arena Pharmaceuticals and Audentes Therapeutics. Ms. Jarrett received a B.A. in Economics from Dartmouth College and her M.B.A. from the Stanford Graduate School of Business. We believe that Ms. Jarrett’s extensive experience and leadership, including in investment banking and in serving as a chief financial officer and chief business officer in the biopharmaceutical industry, qualify her to serve as a member of our Board.

Keith A. Katkin is a Class III director who has served as a member of our Board since March 2017. From September 2017 through March 2020, Mr. Katkin served as the Chief Executive Officer and a member of the board of directors of Urovant Sciences Ltd., a publicly traded biopharmaceutical company. From March 2007 through January 2016, he was President and Chief Executive Officer of Avanir Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, where he led the execution of the company’s sale to Otsuka Pharmaceutical Co., Ltd. in 2015. Mr. Katkin joined Avanir in July 2005 as the Senior Vice President of Sales and Marketing and a member of Avanir’s executive management team. While at Avanir, Mr. Katkin was responsible for creating and executing the plan that led to the approval of Nuedexta and the company’s growth to commercial success. Prior to joining Avanir, Mr. Katkin served as the Vice President, Commercial Development for Peninsula Pharmaceuticals, Inc., a privately held biopharmaceutical company, playing a key role in the concurrent initial public offering and ultimate sale of the company to Johnson and Johnson. Additionally, Mr. Katkin’s employment experience includes leadership roles at InterMune, Amgen and Abbott Laboratories. Mr. Katkin currently serves as a director at Eledon Pharmaceuticals, Inc. (Chairman), and Emergent BioSolutions, Inc., each of which is a publicly traded company. Mr. Katkin has an M.B.A. from the Anderson School at UCLA and earned a B.S. in Business and Accounting from Indiana University. Mr. Katkin is also a licensed Certified Public Accountant. We believe that Mr. Katkin’s executive experience and his membership on the board of directors of several biotechnology companies qualify him to serve as a member of our Board.

Dennis G. Podlesak is a Class III director who has served as chairman of our Board since December 2008. Mr. Podlesak is the Chairman and Chief Executive Officer of Transposon Therapeutics, the Chief Executive Officer and Managing Partner of Canaan Partners’ Axcelius LLC, and is an Advisory Partner of Domain Associates, LLC which he joined in November 2007, both of which are life science-focused venture capital firms. Mr. Podlesak previously served as the Chairman of the board of directors of Tobira Therapeutics, a publicly traded biopharmaceutical company that was acquired by Allergan plc. Mr. Podlesak also served on the board of directors of Avanir Pharmaceuticals, a publicly traded biopharmaceutical company, through its acquisition by Otsuka Pharmaceuticals, and was a founding board member of Rightcare Solutions, which was acquired by Cardinal Health. Mr. Podlesak was also the founder and the Chief Executive Officer of Calixa Therapeutics, Inc., a privately held biopharmaceutical company that was acquired by Cubist Pharmaceuticals, and Mr. Podlesak was the Executive Chairman of Corthera, Inc., a privately held biopharmaceutical company which was acquired by Novartis AG. Earlier in his career, Mr. Podlesak served as the Founder and Chief Executive Officer of Cerexa, Inc., a privately held biotechnology company, which became a wholly owned subsidiary of Forest Laboratories, Inc. after being acquired by Forest. Prior to Cerexa, Mr. Podlesak served as the Chief Executive Officer of Peninsula Pharmaceuticals Inc., a privately held pharmaceutical company, and led the sale of Peninsula to Johnson & Johnson’s Ortho-McNeil Pharmaceutical subsidiary. Prior to joining Peninsula, Mr. Podlesak held various executive management positions at Novartis AG, a publicly traded healthcare company, Allergan, plc, a publicly traded healthcare company and Smith Kline Beecham (now GlaxoSmithKline plc, a publicly traded pharmaceutical company). Mr. Podlesak received a B.A. and an M.B.A. from Pepperdine University, and has completed postgraduate studies at the Wharton School, University of Pennsylvania. We believe that Mr. Podlesak’s experience in the venture capital industry, his experience as the Chief Executive Officer and Chairman of other successful companies in the biotechnology industry, his over twenty years of strategic, operational and commercial experience in the pharmaceutical industry, and his service as a director of other publicly traded and privately held life science companies give him the qualifications, skills and financial expertise to serve as a member of our Board.

Aleksandra Rizo, M.D., Ph.D. is a Class III director who has served as a member of our Board since May 2024. Dr. Rizo currently serves as President and Chief Executive Officer as well as a member of the board of directors of Vividion Therapeutics where she joined in 2023 as President, Head of Research and Development. Previously, she served as Executive Vice President and Chief Medical Officer of Geron Corporation from 2019 to 2022. Prior to joining Geron, Dr. Rizo was Strategy and Clinical Lead at Celgene Corporation from 2018 to 2019. From 2008 to 2018, Dr. Rizo served in a number of oncology drug development functions with increasing responsibilities at Janssen Research and Development, LLC, including Senior Director, Compound Development Team Leader for the myeloid portfolio, Senior Director, Global Clinical Leader. Dr. Rizo earned an M.D. degree from the University Ss Cyril and Methodius, Skopje, Macedonia, where she also completed a residency in internal medicine/hematology. Dr. Rizo obtained her Ph.D. degrees in Stem Cell Biology from the University of Groningen in the Netherlands, and the University of Tokyo in Japan. We believe that Dr. Rizo’s extensive experience and leadership, including in serving as head of research and development and as a chief medical officer in the biopharmaceutical industry, qualify her to serve as a member of our Board.

EXECUTIVE OFFICERS

The following table sets forth information regarding our current executive officers who are not directors, as of the date of this proxy statement:

Name	Age	Position(s)
Keith A. Goldan	55	Chief Financial Officer
Luke J. Albrecht	47	General Counsel and Secretary
Nick Botwood, M.B.B.S.	58	Head of Research and Development, Chief Medical Officer
Steve Closter	57	Chief Commercial Officer

Luke J. Albrecht has served as our General Counsel since August 2016 and as our Secretary since September 2016. Previously he was Vice President, General Counsel and Secretary, Chief Compliance Officer for Boston Heart Diagnostics Corporation. Prior to Boston Heart, Mr. Albrecht was in-house counsel for Advanced BioHealing, Inc. where he held senior legal positions and, following the company’s acquisition by Shire plc, with Shire Regenerative Medicine. He practiced corporate and transactional law at the international law firms McDermott Will & Emery LLP and Cooley LLP. Mr. Albrecht received a B.A. from the University of New Hampshire and a J.D. from Suffolk University Law School.

Nick Botwood, M.B.B.S. has served as our Head of Research & Development and Chief Medical Officer since May 2025. Prior to joining Syndax, he held various senior leadership roles at the Bristol-Myers Squibb Company (“BMS”), most recently serving as the Head of Worldwide Medical Oncology, where he oversaw all medical activities in its oncology portfolio, including new asset launches, data generation, medical education and commercial strategy. From 2020 through 2022, as Senior Vice President, Head U.S. Medical, he was accountable for all medical planning in the United States across commercial and development, including hematology and oncology. From 2015 to 2020, he held senior clinical development roles across BMS’ oncology portfolio. Before BMS, Dr. Botwood spent nearly 15 years at AstraZeneca plc, where he held roles of increasing responsibility and ultimately served as Vice President, Head of Oncology Clinical and Head of Global Clinical Operations and had direct clinical accountability for a number of established oncology brands. Dr. Botwood holds a Bachelor of Medicine, Bachelor of Surgery (M.B.B.S.) from Imperial College London and a Bachelor of Science (B.S.c.) from University College London. He is a member of the Faculty of Pharmaceutical Medicine and an elected Fellow of the Royal College of Physicians UK.

Steve Closter has served as our Chief Commercial Officer since March 2024. Prior to joining the Company, Mr. Closter served in various roles at Sunovion Pharmaceuticals, Inc., which was consolidated into Sumitomo Pharma America, Inc. in 2023, ultimately serving as Vice President, Brand Strategy and Launch Excellence. At Sunovion, he was responsible for global pre-commercialization, launch, marketing, sales, and market access strategies for products across neurology, psychiatry, and primary care therapeutics. Before Sumitomo, he spent nearly 20 years in senior marketing and commercial roles at Forest Laboratories, LLC, then Allergan, most recently serving as Vice President, Marketing, where he held responsibility for marketing products covering oncology, hospital-based anti-infectives, CNS, cardiovascular and other therapeutic areas. Prior to Forest, he spent six years at Dura Pharmaceuticals, Inc. in sales management positions of increasing responsibility. Mr. Closter received a B.S. in Business from Cornell University and an M.B.A. from the New York University’s Stern School of Business.

Keith A. Goldan has served as our Chief Financial Officer since June 2022. Prior to joining Syndax, he served as Chief Financial Officer of Optinose, a publicly traded specialty pharmaceutical company, since January 2017, where he helped build the infrastructure to support the launch of its lead product in the United States. Prior to Optinose, he served as Chief Financial Officer and Senior Vice President of Fibrocell, a publicly traded cell and gene therapy company. His experience also includes Chief Financial Officer roles at NuPathe, PuriCore plc and Biosyn as well as financial roles at ViroPharma and KPMG. In these positions, he led finance, accounting, IT, HR and corporate development teams and successfully raised capital through multiple IPOs, capital markets transactions and financing vehicles. He has served on the board of Abeona Therapeutics, Inc., a publicly traded company, since April 2026, where he is also the Chairman of Abeona’s Audit Committee. Mr. Goldan received a B.S. in Finance from the Robert H. Smith School of Business at the University of Maryland and an M.B.A. from the Wharton School at the University of Pennsylvania.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to, among other things, board membership criteria and selection, board meetings and committees, risk oversight, management review and responsibility, including performance evaluation and succession planning. The Corporate Governance Guidelines are available in the “Investors–Corporate Governance” section of our website, www.syndax.com.

Board Independence

Rule 5605 of the Nasdaq Listing Rules requires that independent directors compose a majority of a listed company’s board of directors. In addition, the Nasdaq Listing Rules require that, subject to specified exceptions including certain phase-in rules, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Nasdaq Listing Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (i) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the company or any of its subsidiaries; or (ii) be an affiliated person of the company or any of its subsidiaries. In addition to satisfying general independence requirements under the Nasdaq Listing Rules, members of the compensation committee must also satisfy additional independence requirements set forth in Rule 10C-1 under the Exchange Act and Nasdaq Listing Rule 5605(d)(2). Pursuant to Rule 10C-1 under the Exchange Act and Nasdaq Listing Rule 5605(d)(2), in affirmatively determining the independence of a member of a compensation committee of a listed company, the board of directors must consider all factors specifically relevant to determining whether that member has a relationship with the company that is material to that member’s ability to be independent from management in connection with the duties of a compensation committee member, including: (a) the source of compensation of such member, including any consulting, advisory or other compensatory fee paid by the company to such member; and (b) whether such member is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, our Board has affirmatively determined that all our directors, except Michael A. Metzger, who serves as our Chief Executive Officer, are independent directors within the meaning of the applicable Nasdaq Listing Rules and SEC rules. In making this determination, our Board has determined, upon the recommendation of our Nominating and Corporate Governance Committee, that none of these directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is independent within the meaning of the director independence standards established by the SEC and the Nasdaq Listing Rules. The Board also determined that each member of the audit committee of our Board (the “Audit Committee”), the compensation committee of our Board (the “Compensation Committee”) and the Nominating and Corporate Governance Committee satisfies the independence standards for such committees established by the SEC and the Nasdaq Listing Rules, as applicable.

At least annually, our Board will evaluate all relationships between us and each director considering relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our Board will make an annual determination of whether each director is independent within the meaning of Nasdaq and the SEC independence standards.

Board Meetings and Attendance

Our Corporate Governance Guidelines provide that all directors are expected to prepare for, attend and participate in all meetings of the Board and committees on which they serve. Our Board held five meetings during the fiscal year ended December 31, 2025. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served, except as noted below. It is our policy to encourage our directors to attend the Annual Meeting. All of our directors attended our 2025 annual meeting of stockholders.

Board Committees

Our Board has established four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee, each of which is described more fully below. Each committee operates pursuant to a written charter and each committee reviews and assesses the adequacy of its charter and submits its charter to the Board for approval. The charters for each committee are all available on the investor relations portion of our website, www.syndax.com. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

The following table provides membership and meeting information for the year ended December 31, 2025 for each committee:

			Nominating and	Science and Technology
	Audit	Compensation	Corporate Governance
Name	Committee	Committee	Committee	Committee
Martin H. Huber, M.D.
Jennifer Jarrett
Keith A. Katkin
Pierre Legault
Dennis G. Podlesak
Aleksandra Rizo, M.D., Ph.D.
Total committee meetings in 2025	7	4	4	4

Chair Member

Financial Expert

Below is a description of each committee of the Board.

Audit Committee

Messrs. Katkin, Legault and Podlesak, served as members of the Audit Committee during 2025, with Mr. Legault serving as chair of the committee. Our Board has determined that each current member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards of Nasdaq. Our Board determined that Messrs. Katkin and Legault are currently each an “audit committee financial expert,” both within the meaning of the SEC regulations and applicable listing standards of Nasdaq. The report of the Audit Committee is included in this proxy statement under “Report of the Audit Committee.” The functions of our Audit Committee include, among other things:

•
appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•
approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
reviewing the adequacy of our internal control over financial reporting, including the adequacy and effectiveness of the Company’s information and cybersecurity policies;
•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•
recommending, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•
preparing the Audit Committee report required by the rules of the SEC to be included in our annual proxy statement;
•
overseeing and discussing with management, at least annually, the Company’s policies with respect to risk assessment and risk management;
•
reviewing all related party transactions for potential conflict of interest situations and approving all such transactions;
•
monitoring compliance with our investment policy; and
•
reviewing quarterly earnings releases.

Report of the Audit Committee

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The audit committee has discussed with our independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP the firm’s independence. Based on the foregoing, the audit committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Syndax Pharmaceuticals, Inc.

Audit Committee

Pierre Legault, Chair

Keith A. Katkin

Dennis G. Podlesak

Compensation Committee

Messrs. Katkin, Legault and Podlesak served as members of the Compensation Committee during 2025, with Mr. Katkin serving as chair of the committee. Our Board has determined that each current member of the Compensation Committee is “independent” as defined under the applicable listing standards of Nasdaq. The functions of our Compensation Committee include, among other things:

•
overseeing our overall compensation practices and objectives, including considering the results of the stockholder advisory vote on executive compensation, and assessing whether our compensation practices establish appropriate incentives in light of our specific business objectives;
•
annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and determining the compensation of our Chief Executive Officer based on this evaluation;
•
reviewing and approving the corporate goals and objectives and determining the compensation of our other executive officers and such other employees of the Company as the Committee may determine;
•
appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;
•
conducting the independence assessment outlined in Nasdaq rules with respect to any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;
•
annually reviewing and reassessing the adequacy of the committee charter;
•
establishing, modifying and administering our incentive and equity-based compensation plans;
•
reviewing and making recommendations to the Board with respect to the form and amount of director compensation;
•
reviewing and discussing with management the Company’s Compensation Discussion and Analysis required to be included in any filing with the SEC;
•
establishing, approving, modifying and overseeing the Company’s compensation clawback or similar policies;
•
reviewing and discussing, with the Board and the Company’s executive officers, the corporate succession plans for the Chief Executive Officer and other executive officers; and
•
overseeing the Company’s policies and strategies relating to human capital management.

In fulfilling its responsibilities, the Compensation Committee may delegate any or all its responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with our Certificate of Incorporation, our amended and restated bylaws (“Bylaws”), our Corporate Governance Guidelines, Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) (as applicable), the Nasdaq Listing Rules and other applicable law. In addition, pursuant to its charter, the Compensation Committee has the sole authority, in its sole discretion, to retain compensation consultants to assist the Compensation Committee with its functions, including any studies or investigations. The Compensation Committee engaged the Human Capital Solutions practice of Aon plc (“Aon”) as a compensation consultant in 2025. At the request of the Compensation Committee, Aon evaluated and provided recommendations regarding our executive and Board equity compensation programs and peer equity trends, which is discussed in the Compensation Discussion and Analysis section of this proxy statement. The Compensation Committee has determined that there are no conflicts of interest with respect to the engagement of Aon, and that Aon is independent.

Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees consisting of one or more members of the Board such of its power and authority as the Compensation Committee deems appropriate. The Compensation Committee may also delegate to one or more officers of the Company the authority to grant, amend and/or administer awards of cash or options or other equity securities to any employees or other service providers of the Company who, in either case, are not executive officers of the Company under the Company’s incentive-compensation or other equity-based plans, to the extent allowed under the terms of the relevant plan, our Bylaws, applicable law and stock exchange listing requirements. In 2025, the Compensation Committee formed a subcommittee, currently composed of Mr. Metzger, to which it delegated authority to grant, without any further action required by the Compensation Committee, stock options and restricted stock awards to employees who are not executive officers of the Company. The purpose of this delegation of authority is to enhance the flexibility of equity administration within the Company and to facilitate the timely grant of equity to non-executive employees within specified limits approved by the Compensation Committee. In particular, the subcommittee may not grant options to acquire more than 150,000 shares of common stock to an employee, as and when hired. As part of its oversight function, the Compensation Committee reviews, on a quarterly basis, the list of grants, if any, made by the subcommittee and reviews, on an annual basis, the adequacy of the subcommittee grant pool for potential future grants. In 2025, the Compensation Committee approved an increase in the aggregate number of shares available to the subcommittee, providing for an additional 2,282,757 shares available for grants.

Nominating and Corporate Governance Committee

Ms. Jarrett and Messrs. Katkin, Legault and Podlesak served as members of the Nominating and Corporate Governance Committee during 2025, with Mr. Podlesak serving as chair of the committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined under the applicable listing standards of Nasdaq. The functions of our Nominating and Corporate Governance Committee include, among other things:

•
identifying individuals qualified to become members of the Board, including candidates recommended by stockholders, and recommending to the Board the nominees for appointment, election or reelection to the Board at each annual stockholders’ meeting and as necessary to fill vacancies and newly created directorships;
•
developing and recommending to the Board a set of corporate governance guidelines and codes of conduct and overseeing and monitoring compliance with such guidelines and codes;
•
overseeing annual evaluations of the Board, its committees and members of the senior management team;
•
identifying directors qualified to serve on the various committees of the Board and recommending to the Board qualified nominees for membership on each such committee;
•
overseeing succession planning for the Board and key leadership roles on the Board and its committees; and
•
considering questions of independence and possible conflicts of interest of members of the Board and executive officers.

Science and Technology Committee

Drs. Huber and Rizo, Ms. Jarrett and Mr. Katkin served as members of the Science and Technology Committee during 2025, with Dr. Huber serving as chair of the committee. The functions of our Science and Technology Committee include, among other things:

•
providing recommendations to the Board and management on research and development portfolio structure and optimization;
•
providing recommendations to the Board and management on path to clinic and path to market strategies for the Company’s programs;
•
providing recommendations to the Board and management on potential buy-side business development opportunities from a scientific, medical and regulatory perspective;
•
assisting management in screening and technically evaluating buy-side business development opportunities from a scientific, medical and regulatory perspective; and
•
supporting management in strategizing, messaging and networking with respect to sell-side business development opportunities from a scientific and technical perspective.

Our Board may establish other committees from time to time.

Executive Sessions

Executive sessions, which are meetings at which only independent directors are present, are regularly scheduled throughout the year, typically at the time of each regular Board meeting and as frequently as such independent directors deem appropriate. In connection with the Board meetings, the independent directors met five times in regularly scheduled executive sessions during the fiscal year ended December 31, 2025. The Chairman of the Board (“Board Chair”) presides at these executive sessions. The Audit Committee and the Board have established a procedure whereby interested parties may make their concerns known to independent directors, which is described on our website.

Director Nomination Process and Qualifications

Our Board is responsible for selecting its own members. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate. Our Nominating and Corporate Governance Committee considers candidates who are recommended by its members, by other Board members, by stockholders, and by management, as well as those identified by third-party search firms retained to assist in identifying and evaluating possible candidates.

Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee and our Corporate Governance Guidelines. In assessing potential candidates, our Board and Nominating and Corporate Governance Committee will consider, among other factors, whether the candidate possesses relevant expertise to offer advice and guidance to management, has sufficient time to devote to the affairs of the Company, demonstrates excellence in the candidate’s field, has the ability to exercise sound business judgment and is committed to represent the long-term interests of the Company’s stockholders. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to us during their tenure, including the number of meetings attended, level and quality of participation and any other relationships and transactions that might impair the directors’ independence. In assessing whether candidates or incumbent directors have sufficient time to devote to the Company’s affairs, the Nominating and Corporate Governance Committee, in accordance with our Corporate Governance Guidelines, reviews to ensure that all candidates serve on no more than a total of four other public company boards, without the approval of the Board. All incumbent directors are currently in compliance with this assessment.

The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and considering the overall composition and needs of our Board. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board’s approval as director nominees for election to the Board.

Director Candidates Recommended by Stockholders

Our Nominating and Corporate Governance Committee will evaluate director candidates recommended by stockholders in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidate.

Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation but must include information that would be required under the “advance notice” provisions of our Bylaws and rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary of the Company, c/o Syndax Pharmaceuticals, Inc., 730 Third Avenue, Floor 9, New York, New York 10017. Such director candidate recommendations will be presented to the Nominating and Corporate Governance Committee for its consideration. Stockholders must also satisfy the notification, timeliness, consent, and information requirements set forth in our Bylaws. These requirements are also described under the section entitled “Stockholder Proposals for the 2026 Annual Meeting of Stockholders.”

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of the following members: Pierre Legault, Keith A. Katkin and Dennis G. Podlesak. No voting member of the Compensation Committee is an officer of the Company or has served as an officer of the Company, including its affiliates, at any time. None of our executive officers serve as a member of the Compensation Committee of any other company that has an executive officer serving as a member of the Board. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.

Leadership Structure and Risk Oversight

The positions of our Board Chair and Chief Executive Officer of the Company are separated, with Mr. Podlesak serving as Board Chair and Mr. Metzger as our Chief Executive Officer. As a general policy, our Board believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board.

Our Board recognizes that depending on the circumstances, other leadership models, such as combining the role of Board Chair with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board may periodically review its leadership structure. Our Board believes its administration of its risk oversight function has not affected its leadership structure.

Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. Additionally, the Board reviews at least annually the Company’s business initiatives, capital projects and budget matters.

Certain of the committees of our Board also oversee the management of the Company’s risk that falls within such committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer periodically provides reports to the Audit Committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our Audit Committee meets privately with representatives from our independent registered public accounting firm. The Audit Committee, as part of its responsibilities, oversees the Company’s significant financial and operational risk exposures, including but not limited to accounting matters, liquidity and credit risks, corporate tax positions, insurance coverage, and cash investment strategy and results. The Audit Committee is also responsible for overseeing the management of risks relating to the performance of the Company’s internal audit function (if required) and its independent registered accounting firm, as well as the Company’s systems of internal controls and disclosure controls and procedures. Audit committee responsibilities also include oversight of cybersecurity risk management, and, to that end, the committee typically meets at least annually with both IT and business personnel responsible for cybersecurity risk management and receives periodic reports from the head of cybersecurity risk management, as well as incidental reports as matters arise. The Compensation Committee is responsible for overseeing the Company’s major compensation-related risk exposures, including risks related to executive compensation and overall compensation and benefit strategies, plans, arrangements, practices and policies. The Nominating and Corporate Governance Committee oversees the Company’s major legal compliance risk exposures, including the company’s procedures and any related policies with respect to risk assessment and risk management. The Science and Technology Committee assists and advises the Board with respect to regulatory, scientific research and development matters. These committees provide regular reports to the full Board.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. The Code of Business Conduct and Ethics provides a framework for sound ethical business decisions and sets forth our expectations on a number of topics, including conflicts of interest, compliance with laws, use of our assets and business ethics. The Code of Business Conduct and Ethics is available on our website at www.syndax.com. If we ever were to amend or waive any provision of our Code of Business Conduct and Ethics amendment that applies to our principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions (other than technical, administrative or other non-substantive amendments), we intend to satisfy our disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on our website set forth above rather than by filing a Current Report on Form 8-K. In the case of a waiver for an executive officer or a director, the disclosure required under applicable Nasdaq listing standards also will be made available on our website.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as procedures designed to further the foregoing purposes. A copy of our insider trading policy is filed as an exhibit to our Annual Report on Form 10-K for our fiscal year ended December 31, 2025. In addition, it is our intent to comply with applicable laws and regulations relating to insider trading.

Stockholder Communications with Our Board of Directors

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders wishing to communicate directly with our Board may send correspondence to our Secretary, c/o Syndax Pharmaceuticals, Inc., 730 Third Avenue, Floor 9, New York, New York 10017. Our Secretary will forward all comments directly to the Board. These communications will be reviewed by the Secretary of the Company designated by the Board who will determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

PROPOSAL 2: ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

At the 2022 Annual Meeting of Stockholders, the stockholders indicated their preference that we solicit a non-binding advisory vote on the compensation of the NEOs, commonly referred to as a “say-on-pay vote,” every year. The Board has adopted a policy that is consistent with that preference. In accordance with that policy, this year, we are again asking the stockholders to approve, on a non-binding advisory basis, the compensation of the NEOs as disclosed in this proxy statement in accordance with the requirements of Section 14A of the Exchange Act and the related SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement. The compensation of our NEOs subject to the vote is disclosed in the Compensation Discussion and Analysis, compensation tables and the related narrative disclosure contained in this proxy statement. As disclosed in those disclosures, we believe that our compensation policies and decisions are consistent with current market practices. Compensation of our NEOs is designed to enable the Company to attract and retain talented and experienced executives to lead us successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the NEOs as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

The vote is advisory and therefore not binding on the Board or the Company. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Unless the Board decides to modify its policy regarding the frequency of soliciting say-on-pay votes on the compensation of the NEOs, the next scheduled say-on-pay vote will be at the 2027 Annual Meeting of Stockholders.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR

THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS

(PROPOSAL 2 ON YOUR NOTICE OF INTERNET AVAILABILITY)

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, independent registered public accounting firm, has been selected by the Audit Committee as our auditors for the fiscal year ending December 31, 2026. Deloitte & Touche LLP acted as the independent registered public accounting firm for Syndax since 2008. A representative of Deloitte & Touche LLP is expected to be available at the Annual Meeting with the opportunity to make a statement if he or she desires and to respond to appropriate questions.

The Company’s organizational documents do not require that the stockholders ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm. The Company requests such ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP but still may retain this firm. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Syndax and its stockholders.

Pre-Approval Policies and Procedures

Our Audit Committee approves all audit and pre-approves all non-audit services provided by Deloitte & Touche LLP before it is engaged by us to render non-audit services. These services may include audit-related services, tax services and other services.

The pre-approval requirement set forth above does not apply with respect to non-audit services if:

•
all such services do not, in the aggregate, amount to more than 5% of the total fees paid by us to Deloitte & Touche LLP during the fiscal year in which the services are provided;
•
such services were not recognized as non-audit services at the time of the relevant engagement; and
•
such services are promptly brought to the attention of and approved by the Audit Committee (or its delegate) prior to the completion of the annual audit.

The Audit Committee elected to delegate pre-approval authority to the chair of the Audit Committee to approve any one or more individual permitted non-audit services for which estimated fees do not exceed $100,000 as well as adjustments to any estimated pre-approval fee thresholds up to $50,000 for any individual service. Any services that would exceed such limits should be pre-approved by the full Audit Committee. The chair of the Audit Committee shall report any pre-approval granted at the next scheduled meeting of the Audit Committee.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees incurred by Deloitte & Touche LLP for the fiscal years ended December 31, 2025 and 2024. All fees described below were pre-approved by the Audit Committee.

	Fiscal year	Fiscal year
	2025	2024
Audit fees (1)	$1,199,800	$1,163,182
Audit-related fees (2)	$40,000	$—
Tax fees	$—	$18,900
Total fees	$1,239,800	$1,182,082

(1)
Audit fees include fees and out-of-pocket expenses billed or expected to be billed for the audit of the Company’s annual financial statements and reviews of the Company’s quarterly financial statements, the audit of the Company’s internal control over financial reporting and include fees related to services performed in connection with registration statements or other regulatory filings with the SEC.
(2)
Audit-related fees are fees related to comfort letters, and fees for accounting consultation.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 3 ON YOUR NOTICE OF INTERNET AVAILABILITY)

PROPOSAL 4: APPROVAL OF THE SYNDAX PHARMACEUTICALS, INC. 2026 EQUITY INCENTIVE PLAN

Our stockholders are being asked to consider and vote upon Proposal 4 to approve the Syndax Pharmaceuticals, Inc. 2026 Equity Incentive Plan. The Board initially approved the 2026 Plan on April 30, 2026, subject to stockholder approval. If stockholders approve the 2026 Plan, it will become effective on the date of stockholder approval at the Annual Meeting (the “Effective Date”). If the 2026 Plan is not approved by the stockholders, it will not become effective and no awards will be granted thereunder. The 2026 Plan is described in more detail below.

We are asking stockholders to approve 7,200,000 shares under the 2026 Plan. In sizing the proposal, our Compensation Committee considered the Company’s expected equity needs over the next two years, the elimination of the evergreen feature in the 2015 Plan, the cancelation of the remaining shares under the 2015 Plan in connection with its expiration, the Company’s historical burn rate, and the resulting dilution relative to market practice and investor expectations.

The 2026 Plan will be the successor to and continuation of the Syndax Pharmaceuticals, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”). The 2015 Plan expired on March 8, 2026 and no further grants may be made under the 2015 Plan.

Why Stockholders Should Support This Proposal

Our Ability to Attract and Retain Top Talent Was Critical to Driving the Strong Launches of Revuforj and Niktimvo in 2025 and Remains Critical at this Moment

In 2025, we exceeded our internal revenue projections for our menin inhibitor product, Revuforj, used in certain hard-to-treat blood cancers, including specific forms of leukemia, and for Niktimvo, used for chronic graft-versus-host disease, a serious long-term complication that can happen after a donor stem-cell transplant, and progressed our other programs; we drove payor coverage and rapid delivery time of products to patients; and we adhered to our budget. Our innovative therapies are driving meaningful revenue growth and improving patients’ lives. To continue to achieve goals like this, the Company must attract and retain top talent to support the continued commercialization of these products, and equity is critical to support this continued growth.

We are at a very specific point in our lifecycle: we have two recently-launched products, we are continuing to build the development and commercial capabilities needed to maximize those launches, and we are advancing multiple studies intended to expand both franchises. This combination creates a higher-than-normal need to attract and retain specialized commercial, medical, clinical, and technical talent. To fully realize the potential of our therapies, we must continue to hire and retain world-class scientific and commercial talent and align them with shareholders using equity compensation. We believe using equity remains the right tool to do that while preserving cash for growth and execution. The use of equity awards assists us and will continue to assist us in ensuring that our executives and employees are focused on long-term value creation for our stockholders.

Equity Compensation Is Very Important in a Highly Competitive Biotechnology Talent Market

In the global life sciences industry, there is significant competition for experienced and educated individuals with the skills necessary to execute our strategy and advance our business. Our principal management, scientific and commercial personnel are based in highly competitive labor markets. Compensation levels in these markets remain relatively high and we must compete with large and well-resourced competitors. In the markets where we operate, we must compete for talent with some of the largest biotech and pharmaceutical companies in the world. In the biotechnology industry, equity compensation is used more broadly than other industries. Without the ability to offer competitive compensation packages that include equity and cash components to motivate and retain talent, we would not be competitive, and we might lose key executives and employees, which could impair our ability to execute on our business strategy and harm stockholder value.

Equity Awards Are a Key Part of Our Compensation Program

Equity compensation is a key element of the total compensation we provide because equity grants align our employees’ and directors’ interests with those of our other stockholders, effectuate a culture of ownership among our employees and other recipients and preserve our cash resources. Equity incentives link long-term performance and payouts through the value of our shares. We believe that employees and other recipients with a personal stake in the future success of the Company are motivated to achieve our objectives and increase shareholder value. These unique and valuable aspects of equity compensation have made it a key element of our compensation strategy, and thus we grant equity compensation to all levels of our organization to provide opportunities to participate in ownership of the Company.

Historically, we have granted equity awards to all full-time employees, believing that a culture of ownership is important to our ability to achieve our short- and long-term business objectives and that our success is dependent on our employees feeling invested in our future. In 2025, we granted equity awards to all eligible employees of the Company.

Equity Compensation Is Important to Talent Acquisition and Retention

Equity compensation is important to our ability to attract, motivate and retain executives and employees and, as noted above, to be successful in the competitive market for highly skilled individuals. We use equity incentives as a key tool to motivate and reward recipients to execute our long-term strategy and, through their equity, share in the stockholder value they create. Long-term equity grants also promote retention because recipients usually must remain in service in order for their equity to vest. Equity compensation is an important part of our employment value proposition. We believe continued competitive equity grant practices will support the attraction and retention of key talent at an important time for the Company, which is a key aspect of our broader human capital management strategy.

We Carefully Consider and Forecast Our Need for Shares; The Size of Our Share Reserve Request Is Reasonable

After carefully forecasting our anticipated growth rate for the next few years and considering our historical usage and forfeiture rates, we currently believe that the proposed 2026 Plan will be sufficient for attracting, motivating and retaining employees, directors and consultants with anticipated grants of equity incentive awards under our current compensation program for approximately two years. However, a change in business conditions, company strategy, forfeiture rates or equity market performance could alter this projection up or down.

Monitoring of Dilution, Burn Rate and Overhang

In connection with contemplating the number of shares to authorize for issuance under the 2026 Plan, the Compensation Committee considered the potential dilution to current stockholders, as measured by the burn rate and overhang, and projected future share usage, among other things. The Compensation Committee is cognizant that the Company’s equity compensation programs have a dilutive effect on our stockholders and continuously strives to balance this concern with our need to compete for talent using practices that are prevalent in the market, including equity grants.

Burn Rate

A company’s burn rate shows how rapidly it is depleting its shares reserved for equity compensation awards. We believe that our historical burn rate is reasonable for a company of our size in our industry. We will continue to monitor our equity use in future years in an attempt to ensure that our burn rate is within competitive market norms. We continued to try to mitigate the burn rate by using RSUs and PRSUs and focus on performance/contribution in allocation.

We define the burn rate as the number of shares subject to time-based equity awards granted and performance-based equity awards granted in a year divided by the weighted-average number of shares of Common Stock outstanding for that year, for each of the last three fiscal years. Our three-year average annual burn rate is approximately 5.8%, which is in line with industry practice and below the burn rate thresholds generally applied by a leading proxy advisory firm.

We also believe that this request is disciplined because the 2026 Plan would replace the current evergreen structure with a fixed share pool, and the 5,060,185 shares that remained available under the 2015 Plan when it expired were canceled and not rolled forward into the new plan. As a result, stockholders, rather than an automatic replenishment feature, would determine whether future increases in available shares are warranted.

Overhang

A company’s overhang reflects potential dilution of stockholders’ ownership by actual stock-based awards as well as shares available for grant. In determining the number of shares that would become available under our 2026 Plan, the Compensation Committee considered the resulting overhang as an additional metric to measure the cumulative effect of equity compensation.

If the 2026 Plan is approved, potential dilution, as of January 1, 2026, from the 7,200,000 new shares proposed to be reserved for issuance (8.2%) plus any remaining inducement plan shares, totals 9.0% of shares outstanding. Our Compensation

Committee considered how our share request compares to those of comparable companies. Compared to the recent share requests of companies in our peer group, this dilution level of 9.0% is positioned between the median and the 75th percentile of the peer group. We believe that this level is reasonable in light of the Company’s stage of development, expected share needs over the next two years, the replacement of the prior evergreen structure with a fixed pool, and the cancellation of the remaining shares under the 2015 Plan when it expired .

The 2026 Plan Is Intended to Protect Stockholder Interests and Is Consistent with Good Corporate Governance

•
No automatic share replenishment or “evergreen” provision. There is no evergreen feature pursuant to which the shares authorized for issuance under the 2026 Plan will be automatically replenished.
•
No repricing. The 2026 Plan prohibits the repricing of awards or the repurchase and/or cancellation of underwater awards in exchange for cash or other awards without shareholder approval.
•
Clawback. Awards granted under the 2026 Plan are subject to the Company’s clawback and/or recoupment policies.
•
Limit on Non-Employee Director Compensation: The 2026 Plan contains an annual limit on cash and equity-based compensation that may be paid or granted, whether under the 2026 Plan or otherwise, to our non-employee directors other than the chair of $1,000,000 (or $1,500,000 in the calendar year that the non-employee director first joins the Board or if the non-employee director is serving as chairman or lead director of the Board).
•
No discounted options or SARs. Options and SARs may not be granted with an exercise or base price lower than the fair market value of the underlying shares on the date of grant (except in connection with substitute awards).
•
No single trigger “change-in control” vesting. Grants under the 2026 Plan will vest only on the occurrence of a change in control that is accompanied by certain qualifying terminations of an individual’s employment or where the applicable award is not assumed, replaced or substituted.
•
No increase in shares available without shareholder approval. The 2026 Plan prohibits any amendment that operates to increase the total number of shares that may be issued under the plan (other than customary adjustments in connection with certain corporate reorganizations or other events).
•
Limitation on amendments. No amendments to the 2026 Plan can be made without shareholder approval if any such amendment would require shareholder approval pursuant to applicable law or the applicable rules of the national securities exchange on which the Company’s shares are principally listed.

Consequences if the Amendment is Not Approved

If the 2026 Plan is not approved by our stockholders, we believe our ability to recruit, retain and incentivize top talent and to provide competitive equity incentives will be adversely affected. The 2026 Plan will be the only plan that allows us to grant equity awards to our current employees and other service providers. If we do not have sufficient shares reserved to grant equity awards under the 2026 Plan, we will be forced to increase the cash component of our compensation programs, which we believe will adversely impact our business and our ability to retain and motivate our employees.

The 2026 Plan

The summary below is qualified in its entirety by reference to the text of the 2026 Plan, a copy of which is attached as Annex A to this proxy statement. Stockholders should refer to the 2026 Plan for more complete and detailed information about the terms and conditions of the 2026 Plan.

The 2026 Plan will be the successor to and continuation of the Syndax Pharmaceuticals, Inc. 2015 Omnibus Incentive Plan (the “2015 Plan”). The 2015 Plan expired on March 8, 2026 and no further grants may be made under the 2015 Plan.

Types of Awards. The 2026 Plan provides for the grant of incentive stock options (“ISOs”) to employees, including employees of any parent or subsidiary, and for the grant of nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors, and consultants, including employees and consultants of our affiliates.

Authorized Shares. Initially, the maximum number of shares of our common stock that may be issued under the 2026 Plan after it becomes effective will not exceed 17,134,916 shares, which is the sum of (i) 7,200,000 new shares, plus (ii) up to 9,934,916 shares of our common stock subject to outstanding stock awards granted under the 2015 Plan that, on or after the 2026 Plan becomes effective, expire or otherwise terminate prior to exercise or settlement; are not issued because the stock award is settled in cash; are forfeited or repurchased because of the failure to vest; or are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time. The maximum number of shares of our common stock that may be issued on the exercise of ISOs under the 2026 Plan is 85,674,580.

Shares subject to stock awards granted under the 2026 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the 2026 Plan. Additionally, shares become available for future grant under the 2026 Plan if they were issued under stock awards under the 2026 Plan and we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration. Our Board, or a duly authorized committee of our Board, will administer the 2026 Plan. Our Board may delegate concurrent authority to administer the 2026 Plan to our Compensation Committee under the terms of our Compensation Committee’s charter. We sometimes refer to our Board, or the applicable committee with the power to administer our equity incentive plans, as the administrator. The administrator may also delegate to one or more persons or bodies the authority to (i) designate employees (other than officers) to receive specified awards, and (ii) determine the number of shares subject to such awards. Such persons or bodies may not grant a stock award to themselves and neither our Board nor any committee may delegate authority to any person or body (who is not a member of our Board or such body that is not comprised solely of members of our Board) the authority to determine the fair market value of our common stock for purposes of the 2026 Plan.

The administrator has the authority to determine the terms of awards, including recipients, the exercise, purchase or strike price of awards, if any, the number of shares subject to each award, the fair market value of a share of common stock, the vesting schedule applicable to the awards, together with any vesting acceleration, and the form of consideration, if any, payable upon exercise or settlement of the award and the terms of the award agreements for use under the 2026 Plan.

In addition, subject to the terms of the 2026 Plan, the administrator also has the power to modify outstanding awards under the 2026 Plan. However, without stockholder approval, the administrator may not reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the administrator. The administrator determines the exercise price for stock options, within the terms and conditions of the 2026 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2026 Plan vest at the rate specified in the stock option agreement as determined by the administrator.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an Optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant; and (ii) the option is not exercisable after the expiration of five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock units are granted under restricted stock unit award agreements adopted by the administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of our common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements adopted by the administrator. The administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2026 Plan vests at the rate specified in the stock appreciation right agreement as determined by the administrator.

Performance Awards. The 2026 Plan permits the grant of performance-based stock and cash awards. The administrator may structure awards so that the shares of our stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any one of, or combination of, the following as determined by the administrator: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; share price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholder’s equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the administrator.

The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards. The administrator may grant other awards based in whole or in part by reference to our common stock. The administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including stock awards granted and cash fees paid by us to such non-employee director, will not exceed $1,000,000 in total value, or in the event such non-employee director is first appointed or elected to the Board during such calendar year or if the non-employee director is serving as chairman or lead director of the Board, $1,500,000 in total value (in each case, calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes).

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the 2026 Plan, (ii) the class and maximum number of shares that may be issued on the exercise of ISOs, and (iii) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to stock awards under the 2026 Plan in the event of a corporate transaction, unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the administrator at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2026 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants.

In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the value of the property the participant would have received upon the exercise of the stock award over (ii) any exercise price payable by such holder in connection with such exercise.

Under the 2026 Plan, a corporate transaction is generally defined to include the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or disposition of all or substantially all of our assets; (ii) a sale or disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction where we do not survive the transaction; and (iv) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder.

Change in Control. In the event of a change in control, as defined under the 2026 Plan, awards granted under the 2026 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Under the 2026 Plan, a change in control is generally defined to include: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a consummated merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); (iii) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; and (iv) an unapproved change in the majority of the board of directors.

Transferability. A participant may not transfer stock awards under the 2026 Plan other than by will, the laws of descent and distribution, or as otherwise provided under the 2026 Plan.

Plan Amendment or Termination. Our Board has the authority to amend, suspend, or terminate the 2026 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board adopted the 2026 Plan. No stock awards may be granted under the 2026 Plan while it is suspended or after it is terminated.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the 2026 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2026 Plan. The 2026 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company’s ability to realize the benefit of any tax deductions described below depends on the Company’s generation of taxable income as well as the requirement of reasonableness and the satisfaction of the Company’s tax reporting obligations.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options. The 2026 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. The Company is not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and provided that either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is subject to restrictions constituting a substantial risk of forfeiture when it is received (for example, if the employee is required to work for a period of time in order to have the right to transfer or sell the stock), the recipient generally will not recognize income until the restrictions constituting a substantial risk of forfeiture lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following the date of grant, to recognize ordinary income, as of the date of grant, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the restrictions constituting a substantial risk of forfeiture lapse. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit award will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of (i) the fair market value of the stock received over any amount paid by the recipient in exchange for the stock or (ii) the amount of cash paid to the participant. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Tax Consequences to the Company

Compensation of Covered Employees. The ability of the Company to obtain a deduction for amounts paid under the 2026 Plan could be limited by Section 162(m) of the Code. Section 162(m) of the Code limits the Company’s ability to deduct compensation, for U.S. federal income tax purposes, paid during any year to a “covered employee” (within the meaning of Section 162(m) of the Code) in excess of $1 million.

Golden Parachute Payments. The ability of the Company (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the 2026 Plan could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain “excess parachute payments” made in connection with a change in control of an employer-corporation.

New Plan Benefits

The awards, if any, that will be made to eligible persons under the 2026 Plan are subject to the discretion of the Board. Therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future nor may we determine the amounts that would have been granted in the last completed fiscal year if the 2026 Plan had been in effect.

Registration with the SEC

If the 2026 Plan is approved by our stockholders and becomes effective, we intend to file a registration statement on Form S-8 registering the shares reserved for issuance under the 2026 Plan as soon as reasonably practicable after we become eligible to use such form.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2026 PLAN (PROPOSAL 4 ON YOUR NOTICE OF INTERNET AVAILABILITY)

PROPOSAL 5: APPROVAL OF THE SYNDAX PHARMACEUTICALS, INC. 2026 EMPLOYEE STOCK PURCHASE PLAN

Our stockholders are being asked to consider and vote upon the ESPP Proposal to approve the Syndax Pharmaceuticals, Inc. 2026 Employee Stock Purchase Plan. The Board approved the ESPP on April 30, 2026, subject to stockholder approval. If stockholders approve the ESPP Proposal, the ESPP will become effective on the date of stockholder approval at the Annual Meeting. If the ESPP is not approved by the stockholders, it will not become effective. The ESPP is described in more detail below.

The summary is qualified in its entirety by reference to the text of the ESPP, a copy of which is attached as Annex B to this proxy statement. Stockholders should refer to the ESPP for more complete and detailed information about the terms and conditions of the ESPP.

The ESPP

The purpose of the ESPP is to secure and retain the services of new employees, to retain the services of existing employees, and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. Our ESPP will include two components. One component will be designed to allow eligible U.S. employees to purchase our common stock in a manner that may qualify for favorable tax treatment under Section 423 of the Code. The other component will permit the grant of purchase rights that do not qualify for such favorable tax treatment in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. while complying with applicable foreign laws. The ESPP will serve as the go-forward employee stock purchase plan for the Company, and we expect to commence offerings under the ESPP following the Effective Date.

Share Reserve. The ESPP authorizes the issuance of shares of our common stock under purchase rights granted to our employees or to employees of any of our designated affiliates. The maximum number of shares of our common stock that may be issued under the ESPP is 500,000 shares. If any purchase right granted under the ESPP terminates without having been exercised in full, the shares of our common stock not purchased under such purchase right will again become available for issuance under the ESPP.

Administration. Our Board will administer the ESPP unless and until the Board delegates administration of the ESPP to a Committee or Committees. The Board may delegate some or all of the administration of the ESPP to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the ESPP, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise. The Board may retain the authority to concurrently administer the ESPP with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. The ESPP is implemented through a series of offerings under which eligible employees are granted purchase rights to purchase shares of our common stock on specified dates during such offerings. Under the ESPP, we may specify offerings with durations of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of our common stock will be purchased for employees participating in the offering. An offering under the ESPP may be terminated under certain circumstances.

Payroll Deductions. Generally, all regular employees, including executive officers, employed by us or by any of our designated affiliates, will be eligible to participate in the ESPP and to contribute, normally through payroll deductions, up to a maximum percentage of their earnings (as defined in the ESPP) or up to a set dollar amount for the purchase of our common stock under the ESPP. Unless otherwise determined by our Board, common stock will be purchased for the accounts of employees participating in the ESPP at a price per share that is at least the lesser of (i) 85% of the fair market value of a share of our common stock on the first date of an offering; or (ii) 85% of the fair market value of a share of our common stock on the date of purchase.

Limitations. Employees may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by our Board, including: (i) customary employment with us or one of our affiliates for more than 20 hours per week and more than five months per calendar year; or (ii) continuous employment with us or one of our affiliates for a minimum period of time (not to exceed two years). No employee may purchase shares under the ESPP at a rate in excess of $25,000 worth of our common stock based on the fair market value per share of our common stock at the beginning of an offering for each year such a purchase right is outstanding. Finally, no employee will be eligible for the grant of any purchase rights under the ESPP if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value under Section 424(d) of the Code.

Changes to Capital Structure. In the event that there occurs a change in our capital structure through such actions as a stock split, merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or similar transaction, the Board will make appropriate adjustments to: (i) the number of shares reserved under the ESPP; (ii) the number of shares and purchase price of all outstanding purchase rights; and (iii) the number of shares that are subject to purchase limits under ongoing offerings.

Corporate Transactions. In the event of certain significant corporate transactions, including the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale of all or substantially all of our assets; (ii) a sale or disposition of more than 50% of our outstanding securities; (iii) a merger or consolidation where we do not survive the transaction; and (iv) a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding immediately before such transaction are converted or exchanged into other property by virtue of the transaction, any then-outstanding rights to purchase our stock under the ESPP may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue, or substitute for such purchase rights, then the participants’ accumulated payroll contributions will be used to purchase shares of our common stock within ten business days before such corporate transaction, and such purchase rights will terminate immediately after such purchase.

ESPP Amendment or Termination. Our Board has the authority to amend or terminate our ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. We will obtain stockholder approval of any amendment to our ESPP as required by applicable law or listing requirements.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences to participants and the Company with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of our common stock acquired under the ESPP. The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

423 Component of the ESPP. Rights granted under the 423 Component of the ESPP are intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.

A participant will be taxed on amounts withheld for the purchase of shares of our common stock as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.

If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.

If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.

Non-423 Component. A participant will be taxed on amounts withheld for the purchase of shares of our common stock as if such amounts were actually received. Under the Non-423 Component, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the purchase right over the purchase price. If the participant is employed by the Company or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the purchase right, and the participant’s capital gain holding period for those shares will begin on the day after they are transferred to the participant.

There are no U.S. federal income tax consequences to the Company by reason of the grant or exercise of rights under the ESPP. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of tax reporting obligations).

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the ESPP. Therefore, we cannot currently determine the benefits or number of shares subject to purchase rights and a new plan benefits table is thus not provided. In addition, we cannot determine the benefits or number of shares subject to awards that would have been received by any service provider if the ESPP had been in effect.

Registration with the SEC

If the ESPP is approved by our stockholders and becomes effective, we intend to file a registration statement on Form S-8 registering the shares reserved for issuance under the ESPP as soon as reasonably practicable after we become eligible to use such form.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ESPP PROPOSAL (PROPOSAL 5 ON YOUR NOTICE OF INTERNET AVAILABILITY).

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) discusses the principles and objectives underlying our policies and decisions with respect to the 2025 compensation of our NEOs and other material factors relevant to an analysis of these policies and decisions. This CD&A is intended to be read in conjunction with the tables that immediately follow this section.

Name	Position
Michael A. Metzger	Chief Executive Officer
Keith A. Goldan	Chief Financial Officer
Luke J. Albrecht	General Counsel and Secretary
Nick Botwood, M.B.B.S. (1)	Head of Research and Development, Chief Medical Officer
Steve Closter	Chief Commercial Officer

__________

(1) Dr. Botwood was appointed as Head of Research and Development, Chief Medical Officer effective May 12, 2025.

Company Overview

We are a commercial-stage biopharmaceutical company developing an innovative pipeline of cancer therapies. Highlights of our pipeline include Revuforj® (revumenib), an FDA-approved menin inhibitor, and Niktimvo™ (axatilimab-csfr), an FDA-approved monoclonal antibody that blocks the colony stimulating factor 1 (CSF-1) receptor. Fueled by our commitment to reimagining cancer care, we are working to unlock the full potential of our pipeline and are conducting several clinical trials across the continuum of treatment.

Select Business Highlights

In 2025, we solidified our leadership position and proved the strength of our research and development and commercial capabilities, achieving our third FDA approval and successfully launching two first- and best-in-class medicines. Revuforj and Niktimvo generated over $275 million in 2025 sales, rapidly advancing the Company towards profitability. Select 2025 and early 2026 highlights include:

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Revuforj net revenue for the full year 2025 totaled $124.8 million.
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Observed continued acceleration in demand following the FDA’s approval on October 24, 2025, of Revuforj for the treatment of relapsed or refractory acute myeloid leukemia with a susceptible nucleophosmin 1 mutation in adult and pediatric patients one year and older who have no satisfactory alternative treatment options. Total Revuforj prescriptions in the fourth quarter of 2025 were approximately 1,150, an approximate 35% increase over the third quarter of 2025.
•
Commenced enrollment in EVOLVE-2, a pivotal, Phase 3, randomized, double-blind, placebo-controlled trial of revumenib in combination with venetoclax and azacitidine in newly diagnosed NPM1m (primary efficacy analysis population) and KMT2Ar AML patients who are unfit for intensive chemotherapy. The trial is being conducted in collaboration with the HOVON network, a leading cooperative clinical trial group with extensive experience studying novel therapies for hematologic malignancies.
•
Initiated REVEAL-ND, a Phase 3, randomized, double-blind, placebo-controlled trial of revumenib in combination with intensive chemotherapy in newly diagnosed patients with NPM1m AML in November 2025.
•
Niktimvo net revenue for the full year 2025 totaled $151.6 million. Syndax and Incyte are co-commercializing Niktimvo. Syndax records 50% of the Niktimvo net commercial profit, defined as net product revenue minus the cost of sales and commercial expenses. Syndax’s share of the Niktimvo product contribution, reported as collaboration revenue, was $42.4 million in 2025.
•
Completed enrollment in MAXPIRe, a Phase 2, 26-week randomized, double-blinded, placebo-controlled trial of axatilimab on top of standard of care in patients with idiopathic pulmonary fibrosis in the first quarter of 2026.

Leadership Transition

On May 12, 2025, the Board appointed Dr. Botwood to serve as the Company’s Head of Research and Development, Chief Medical Officer, effective as of the same date. In connection with Dr. Botwood’s appointment, the Compensation Committee recommended, and the Board approved, his salary, target annual incentive opportunity and equity awards.

Please see the “Compensation Related to Leadership Transition” section of this CD&A for additional information.

Executive Compensation Philosophy and Objectives

Our philosophy is to provide a competitive total compensation package with significant emphasis on pay for performance in order to recruit and retain an outstanding leadership team to execute our strategy and create stockholder value. The core elements of the Company’s executive compensation philosophy are as follows:

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attract, retain and motivate superior individuals to serve as our executive officers using market competitive compensation that is variable and “at risk”;
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provide incentives that reward the achievement of performance goals that directly correlate to the execution of our strategy and the enhancement of stockholder value, as well as to facilitate executive retention; and
•
align executives’ interests with those of the stockholders through long-term incentives linked to achievement of multiyear strategic goals.

We believe our executive compensation program, as developed and implemented, as presented in this CD&A, achieves these objectives and is appropriate for a company in our industry and at our stage of growth.

Pay Program Overview

The primary elements of our executive compensation program for 2025 were base salary, annual performance-based cash compensation, and long-term equity incentives.

The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries may be adjusted based on numerous factors, including a change in an executive officer’s responsibilities, demonstrated performance or relevant market data.

The annual performance-based cash compensation program is intended to motivate and reward our executives for the achievement of certain short-term goals of the Company. Our annual incentives for 2025 were based on performance relative to the Company’s 2025 operating and organizational goals.

Long-term equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. Historically, we have used stock option grants, restricted stock unit awards and performance-based equity awards, because we believe that each is an effective means by which to align the long-term interests of our executive officers with those of our stockholders.

CEO and Other NEO Pay Mix

Executive compensation is linked strongly to the performance of the business, with a majority of annual target compensation being variable and at-risk. In 2025, 89% of the total target compensation for the CEO was at-risk and an average of 80% of the total target compensation for all other NEOs was at-risk, each as shown in the graphics below. The Compensation Committee considers compensation to be at risk if it is subject to operating performance, or if its value depends on stock price appreciation.

Compensation Program Governance

The Compensation Committee assesses the effectiveness of our executive compensation program from time to time and reviews risk mitigation and governance matters, which includes maintaining the following best practices:

What We Do
☑	Pay for Performance	The majority of total executive compensation is variable and at-risk.
☑	Balance Short- and Long-Term Incentives	The allocation of incentives among the annual incentive plan and the long-term incentive plan does not over-emphasize short-term performance at the expense of achieving long-term goals.
☑	Combination of Balanced Performance Metrics	We use a diverse set of milestone performance metrics in our annual incentive plan to ensure that no single measure affects compensation disproportionately.
☑	Independent Compensation Consultant	Our Compensation Committee has engaged an independent compensation consultant to provide information and advice for use in Compensation Committee decision-making.
☑	Peer Data	We develop a peer group of companies based on industry, development stage, market capitalization, R&D expense and employee headcount to reference for compensation decisions.
☑	Cap Bonus Payments; Fixed Equity Grants	Our annual incentive plan has an upper limit on the amount of cash that may be earned. We grant a fixed number of options and RSUs. We grant PRSUs with an upper limit on the number that may be earned.
☑	Clawback Policy

We adopted a clawback policy to allow us to recover incentive compensation from our executive officers, on a non-fault basis, in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements.

☑	Double Trigger Change-in-Control Provisions

If there is a change in control, outstanding time-based equity awards will vest only if there is both a change-in-control and termination of employment (a “double trigger”). A change-in-control alone will not trigger vesting.

What We Don’t Do
☒	No Hedging or Pledging of Company Securities	We prohibit officers and non-employee directors from engaging in hedging, pledging or short-sale transactions in Company securities.
☒	No Perks	We do not provide perquisites to executive officers.
☒	No Excise Tax Gross-ups	We do not provide excise tax gross-ups.
☒	No Stock Options Below Fair Market Value	We do not grant stock options below fair market value.

Compensation Determination Process

Say-on-Pay Results & Stockholder Outreach

As part of the Compensation Committee’s annual review of our executive compensation program, the committee considers the outcome of the annual non-binding advisory vote of stockholders, commonly known as the “say-on-pay” vote, on the compensation of our NEOs. At the Company’s Annual Meeting in May 2025, approximately 95% of shares that were voted, excluding broker non-votes and abstaining votes, were cast in favor of the compensation of the Company’s NEOs in 2024. Even with this strong outcome, the Compensation Committee determined to use stockholder engagement as an additional way to understand our stockholders’ perspectives on our executive compensation program and hear feedback directly from them.

We engage in regular outreach with our stockholders throughout each year. As part of these stockholder engagement efforts, in 2025 and early 2026, we held discussions with stockholders representing approximately 62% of our outstanding common stock. During the course of the conversations we held with stockholders in 2025 and early 2026, either in response to an inquiry from us or otherwise, no stockholders offered any feedback on, or expressed any issues with, our executive compensation practices. Nevertheless, as the Company has continued to evolve and mature, the Compensation Committee has correspondingly sought to evolve the executive compensation program as appropriate for a company of Syndax’s stage of development and size. In particular, based on past feedback of, and awareness of the preferences of, stockholders, the Compensation Committee has been growing the performance nature of long-term incentive equity grants by utilizing grants of performance based restricted stock units (“PRSUs”) to all of our named executive officers since 2024, which grants were disclosed in filings. Please see “Elements of our Executive Compensation Program-Equity-Based Incentive Awards” below. The Compensation Committee continued its practice of issuing PRSUs to all of our named executive officers in 2026.

We value the opinions of our stockholders and our Compensation Committee and Board will continue to consider stockholder input and monitor our executive compensation program to ensure it aligns the interests of our named executive officers with the interests of our stockholders and adequately addresses any stockholder concerns that may be expressed in future votes or in engagement meetings. Consistent with the recommendation of our Board and the preference of our stockholders as reflected in the non-binding advisory vote on the frequency of future “say-on-pay” votes conducted at our 2025 annual meeting of stockholders, our stockholders will continue to have an opportunity annually to cast a non-binding advisory vote in connection with the compensation of our named executive officers.

Role of Compensation Committee

The Compensation Committee establishes our compensation philosophy and objectives; determines the structure, components and other elements of executive compensation, or recommends them to the Board for approval; and reviews and approves the compensation of the NEOs or recommends it for approval by the Board. The Compensation Committee structures the executive compensation program to accomplish its articulated compensation objectives in light of the compensation philosophy described above.

The Compensation Committee annually reviews compensation policies and procedures to determine if any updates are needed. The Compensation Committee also makes recommendations to the Board with respect to the corporate objectives associated with our annual performance-based cash compensation program, as well as assessing our performance against those corporate objectives after the end of the year or making a recommendation to the Board as to the extent to which we have met those corporate objectives. Additionally, the Compensation Committee reviews performance relative to the vesting criteria of PRSUs.

Role of the CEO

The Compensation Committee generally seeks input of our CEO when discussing the performance of, and compensation for, our executive officers, including the NEOs other than the CEO. In addition, other members of management may attend Compensation Committee meetings to provide background information or advice, or to answer Compensation Committee member questions, including with respect to the financial, accounting, tax and retention implications of various compensation discussions.

Our CEO reviews the performance of the other executive officers, including the other NEOs, annually and presents to the Compensation Committee his conclusions and other input as to their compensation, including base salary adjustments, annual performance-based cash compensation targets and payouts, and equity awards. The Compensation Committee considers the CEO’s input as one factor in its deliberations to determine the compensation of our executive officers, including for the other NEOs. The Compensation Committee gives significant weight to the CEO’s recommendations in light of his greater familiarity with the day-to-day performance of his direct reports and the importance of incentive compensation in driving the execution of managerial initiatives developed and led by the CEO.

While the CEO and other NEOs may attend Compensation Committee meetings, the CEO and other NEOs may not be present during voting or deliberations on their compensation.

Role of the Compensation Consultant

The Compensation Committee recognizes that there is a value in procuring independent, objective expertise in connection with fulfilling its duties, and pursuant to its charter, the Compensation Committee has the authority to select and retain independent advisors to assist it with carrying out its duties and responsibilities.

The Compensation Committee has engaged the services of an independent compensation consultant, Aon, to assist it in connection with making executive compensation decisions. The Compensation Committee has the authority, under its charter, to retain, terminate and set the terms of the Company’s relationship with Aon or any other outside advisors that assist the Compensation Committee in carrying out its responsibilities.

The Compensation Committee has worked with Aon to develop a peer group, to provide a competitive market analysis of the base salary, annual performance-based cash incentive awards and long-term incentive compensation of our executive officers compared against the compensation peer group, and to review other market practices and trends.

The Compensation Committee annually assesses the independence of Aon pursuant to SEC and Nasdaq rules to determine whether Aon is independent and that no conflict of interest exists that would prevent Aon from serving as an independent advisor to the Compensation Committee. The Compensation Committee assessed the independence of Aon consistent with Nasdaq listing standards, concluded that the engagement of Aon does not raise any conflict of interest and that Aon is independent.

While the Compensation Committee took into consideration the review and recommendations of Aon when making decisions about our executive compensation program, ultimately, the Compensation Committee made its own independent decisions in determining our executives’ compensation.

Consideration of Comparative Market Data

Relevant market data provide a solid reference point for making decisions and very helpful context, even though, relative to other companies, there are differences and unique aspects of the Company.

With Aon’s assistance and input, the Compensation Committee annually adopts a peer group of companies that it uses as a reference group to provide a broad perspective on competitive pay levels and practices.

The Compensation Committee reviews and approves the peer group companies that are used to evaluate competitive market compensation. In doing so, the Compensation Committee seeks to approve a peer group that is representative of the sector in which we operate and includes companies within an appropriate defined range in terms of revenue and market capitalization.

2025 Executive Compensation Peer Group

In September 2024, the Compensation Committee determined that our peer group for purposes of determining the compensation of our NEOs in fiscal year 2025 would consist of commercial stage public biopharmaceutical companies, with a preference toward companies focused on oncology. In general, the selection criteria consisted of companies with market capitalizations between $500 million and $7.5 billion, fewer than 850 employees, and more than $50 million in research and development expenses. Below is a list of the 22 companies that the Compensation Committee identified as our peer group for fiscal year 2025:

Agios Pharmaceuticals, Inc. (AGIO)	Deciphera Pharmaceuticals (DCPH)	Madrigal Pharmaceuticals, Inc. (MDGL)
Amicus Therapeutics (FOLD)	Exelixis, Inc. (EXEL)	Mirum Pharmaceuticals, Inc. (MIRM)
Apellis Pharmaceuticals, Inc. (APLS)	Geron Corporation (GERN)	Rhythm Pharmaceuticals, Inc. (RYTM)
Arcus Biosciences, Inc. (RCUS)	Halozyme Therapeutics, Inc. (HALO)	SpringWorks Therapeutics, Inc. (SWTX)
Bicycle Therapeutics plc (BCYC)	ImmunityBio, Inc. (IBRX)	Tarsus Pharmaceuticals, Inc. (TARS)
Blueprint Medicines Corporation (BPMC)	Iovance Biotherapeutics, Inc. (IOVA)	TG Therapeutics, Inc. (TGTX)
Catalyst Pharmaceuticals, Inc. (CPRX)	Lexicon Pharmaceuticals, Inc. (LXRX)	Vericel Corporation (VCEL)
Day One Biopharmaceuticals (DAWN)

The Compensation Committee focused on selecting companies that in whole had similar attributes as the Company, while the companies may differ across some of the attributes. In determining companies to remove from the prior year’s peer group, the Compensation Committee determined to remove companies that were either acquired before filing their annual proxy statement or that were at an earlier stage of development than the Company. To maintain a similar number of companies in the peer group, the Compensation Committee added Apellis Pharmaceuticals, Bicycle Therapeutics, Catalyst Pharmaceuticals, ImmunityBio, Iovance Biotherapeutics, Lexicon Pharmaceuticals, Madrigal Pharmaceuticals, Mirum Pharmaceuticals, Rhythm Pharmaceuticals and Tarsus Pharmaceuticals, all of which are commercial stage companies.

The Compensation Committee evaluates the peer group for suitability at least annually and modifies the peer group as needed. Our Compensation Committee utilizes the compensation of executive officers of the companies in this peer group data as one reference point along with various other factors, such as the individual’s performance, experience, and competitive market conditions. In addition to the Compensation Committee-approved peer group, the Compensation Committee also considers compensation survey data reflecting broader, size-appropriate comparisons in the biotechnology industry.

We believe that the compensation practices of our peer group provided us with appropriate compensation reference points for evaluating and determining the compensation of our NEOs during 2025.

Compensation Positioning

For fiscal year 2025, the Compensation Committee and Board sought to competitively position our executive pay programs, in the aggregate, with variances by executive. However, the amount of compensation delivered for target total cash compensation and long-term incentives are based on performance, and therefore the amount of compensation actually earned may be different – either higher or lower – than the targeted amount. In addition, the individual pay levels may vary based on the experience of each executive officer, including the scope of the officer’s position and performance, as well as internal equity and other factors.

Elements of Our Executive Compensation Program

Base Salary

We provide our NEOs with base salaries to compensate them for their day-to-day responsibilities. Generally, the initial base salaries of our executive officers are established through arm’s-length negotiation at the time the individual executive officer is hired, taking into account the executive’s qualifications, experience and comparable market data.

Thereafter, the Compensation Committee, in consultation with our CEO and in consideration of the market data that Aon provides, reviews and recommends to the Board adjustments, as necessary or appropriate, to the base salaries of our executive officers on an annual basis. Consistent with such practice, the Compensation Committee recommended, and the Board approved, base salaries of the NEOs for 2025 that were within a range that is competitive with salaries paid to executives at companies in our peer group. None of our NEOs is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

In establishing base salaries, the Compensation Committee exercises its judgment and discretion and considers several factors, including the performance of the individual executive officer, the officer’s potential to contribute to our long-term strategic goals, the officer’s role and scope of responsibilities within our Company, individual experience and skills, the officer’s compensation as compared to similarly situated executives at comparable companies in our peer group, competitive market dynamics for the position and the input of our CEO. No specific formula is applied to determine the weight of each criterion.

Annual base salaries for our NEOs for the positions they held as of December 31, 2025, as compared with the compensation for the positions held with us as of December 31, 2024, were as follows:

NEO	2025 Base Salary ($)	2024 Base Salary ($)	Approximate % Change
Michael A. Metzger	754,300	715,000	5.5%
Keith A. Goldan	516,900	497,000	4.0%
Luke J. Albrecht	496,900	471,000	5.5%
Nick Botwood, M.B.B.S. (1)	540,000	—	0.0%
Steve Closter	485,300	460,000	5.5%
(1)
Dr. Botwood’s hire date was May 12, 2025. The actual amount paid to Dr. Botwood for his partial year of service is reflected in the Summary Compensation Table below.

Annual Performance-Based Cash Compensation Program

The annual incentive plan for executive officers is a cash-based plan that rewards NEOs for the achievement of key short-term objectives. The structure of the annual cash plan incentivizes NEOs to achieve annual financial and operational results that the Compensation Committee views as critical to the execution of our business strategy.

Target Opportunities. The Compensation Committee determines the target cash incentive opportunity available to each NEO by taking the individual’s annual base salary in effect at year end and multiplying it by the individual’s target incentive percentage. The target cash incentive opportunity for a newly hired NEO is typically prorated based on the salary earned during the year of hire unless otherwise negotiated as part of the new hire package or the Compensation Committee later determines not to prorate the NEO’s incentive payment. Among other factors, the target incentive percentages are determined with reference to the peer group company percentages of salary and the proportion of total direct compensation represented by the annual incentive.

NEO	2025 Target Annual Incentive Plan Opportunity as a % of Base Salary
Michael A. Metzger	75%
Keith A. Goldan	45%
Luke J. Albrecht	45%
Nick Botwood, M.B.B.S.	45%
Steve Closter	45%

Allocation of Annual Incentive Opportunity Between Corporate and Individual Performance. The total annual incentive opportunity for each NEO is allocated between corporate performance and individual performance as follows:

NEO	Corporate Performance	Individual Performance
Michael A. Metzger	100%	—
Keith A. Goldan	75%	25%
Luke J. Albrecht	100%	—
Nick Botwood, M.B.B.S.	75%	25%
Steve Closter	75%	25%

Corporate Performance Measures. To establish the corporate goals for the year, the Compensation Committee, with the input of the executive leadership team, considered our results for 2024, the business objectives and plans for 2025, and the related risks associated with those plans. Based on this information, the Compensation Committee established the performance-based metrics and targets for the annual incentive plan at levels that it considered rigorous and challenging and that took into account the relevant risks and opportunities. In doing so, the Compensation Committee placed a larger weighting on objectives related to the Company’s menin inhibitor program. Unlike the Company’s axatilimab program, the Company does not have an external collaboration partner for the menin inhibitor program. Therefore, the Company’s achievement of these performance measures are solely dependent on the Company’s activities. The amount of the corporate performance payout, if any, under the annual incentive plan is based on achievement against corporate performance measures as follows:

•
research and development milestones related to revumenib as well as Revuforj commercial milestones (62.5%);
•
research and development milestones related to axatilimab as well as Niktimvo commercial milestones (22.5%); and
•
organizational development milestones to support growth (15%).

For each identified research, commercial or organizational development milestone, the Compensation Committee set applicable performance levels as follows:

•
the performance that would meet the minimum threshold level;
•
the target performance necessary to meet the objective; and
•
the performance that would exceed the objective.

The Compensation Committee established three payout tiers based on performance level. For performance meeting the minimum threshold, the payout is set at 50% of the target incentive amount. For performance meeting the target objective, the payout is set at 100% of the target incentive amount. For performance exceeding the target objective, the maximum payout is capped at 200% of the target incentive amount for commercial objectives relating to Revuforj and Niktimvo, and at 150% of the target incentive amount for all other non-commercial objectives.

Individual Performance. For the NEOs who have a portion of their annual incentive tied to individual performance, the NEOs’ 2025 individual measures target allocation and performance with respect thereto are set forth below, with maximum individual performance capped at 200%:

NEO	Individual Goals	Individual Achievement	Weighted Achievement
Keith A. Goldan	25%	110%	27.5%
Nick Botwood, M.B.B.S.	25%	150%(1)	37.5%
Steve Closter	25%	150%	37.5%

(1)
Dr. Botwood’s hire date was May 12, 2025 and, due to his strong individual performance, the Board determined not to pro rate his annual cash incentive award.

With respect to Mr. Goldan, key performance highlights included leading our finance operations to scale commercially and improve operationally, managing our P&L and SEC reporting obligations with improved efficiency, strategic leadership of our investor relations team and increasing investor engagement with key accounts, and continuing to strengthen the capabilities and infrastructure of our information technology team.

With respect to Dr. Botwood, key performance highlights included serving as a key member of our investor relations team, reorganizing key R&D functions and bringing key talent into the organization, leading R&D efforts for the Revuforj Supplemental NDA (“sNDA”) approval, and leadership of key front line trial design and initiation.

With respect to Mr. Closter, key performance highlights included his leadership of the Revuforj and Niktimvo commercial launches with first year performance surpassing all analogs, successful execution of Revuforj’s 2025 brand plan, helping to drive payor coverage and rapid delivery time of products to patients, and his external contributions engaging with investors and key stakeholders.

Payout Levels. The Compensation Committee defined payout levels representing the amount to be paid to NEOs based on the level of actual performance relative to the objectives. If achievement is below the target level of performance, but above a base threshold, the Compensation Committee set the payout at 50% in order to motivate performance and underscore the importance of achieving, or closely approaching, the objectives at this critical time in our development. If we achieve the objective, the Compensation Committee will authorize a payout of up to 100% of the portion of the overall opportunity allocated to that element; if we exceed the objective, the Compensation Committee may, in its discretion, authorize a higher payout for that objective, but the payout will not exceed 200% of the target for objectives relating to Revuforj and Niktimvo commercial performance and 150% of the target for non-commercial objectives.

In February 2026, the Compensation Committee met to consider how we had performed against the pre-established corporate performance goals. While the Compensation Committee considered management’s views regarding their 2025 achievements, the Compensation Committee made an independent determination regarding the corporate performance, and established that the 2025 corporate performance was 150%, based on the overachievement of our goals related to our:

•
menin inhibitor program, including (i) Revuforj’s exceeding internal commercial revenue projections for fiscal year 2025; (ii) approval of the Revuforj sNDA prior to the PDUFA date; and (iii) meeting internal site initiation objectives in key clinical trials prior to year-end;
•
axatilimab program, including (i) Niktimvo’s exceeding internal commercial revenue projections for fiscal year 2025; and (ii) enrollment progress in the ongoing MAXPIRe trial in idiopathic pulmonary fibrosis; and
•
maintaining operating cash usage within the Board’s established budget.

The Compensation Committee recommended its determination regarding the 2025 corporation performance to the Board for approval, prior to approving the compensation implications for each of the executive officers. The Compensation Committee then considered the achievement of pre-established individual goals described above of the three NEOs who have a portion of their annual cash incentive for 2025 determined by individual performance. The Compensation Committee determined that Mr. Closter achieved 150% of his individual objectives, Mr. Goldan achieved 110% of his individual objectives and Dr. Botwood achieved 150% of his individual objectives on an unprorated basis.

Having determined the 2025 corporate and individual performance levels for each NEO, the Compensation Committee then translated those performance levels to a payout level based on the payout curve described above. The dollar amount of the annual incentive award targets and payout ranges for 2025, as well as the actual annual incentive award payouts that the Board approved for each of the NEOs for 2025, are:

NEO	Target Incentive Amount	Corporate Performance Measures: % of Target Incentive	Final Corporate Performance	Corporate Performance Measures: Payout Amount	Individual Performance Measures: % of Target Incentive	Individual Performance Measures: Payout Amount	Total 2025 Annual Incentive Payout Amount
Michael A. Metzger	$565,725	100%	150.0%	$848,588	—	—	$848,588
Keith A. Goldan	$232,605	75%	150.0%	$261,681	110%	$63,967	$325,648
Luke J. Albrecht	$223,605	100%	150.0%	$335,408	—	—	$335,408
Nick Botwood, M.B.B.S. (1)	$243,000	75%	150.0%	$273,375	100%	$60,750	$334,125
Steve Closter	$218,385	75%	150.0%	$245,683	150%	$81,894	$327,578

(1) As noted above, on an unprorated basis, Dr. Botwood’s individual performance was 150%.

Equity-Based Incentive Awards

The third and largest component of the executive compensation program is long-term equity incentives. The Compensation Committee designed the long-term incentive opportunity for the NEOs to motivate and reward executive officers to achieve multiyear strategic goals and deliver sustained long-term value to stockholders.

We believe that equity awards provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. Long-term equity incentives also promote retention, because executive officers will only receive value if they remain employed by us over the required term.

Grants to our NEOs and other employees are made at the discretion of the Compensation Committee and Board and are generally made upon commencement of employment, promotion or annually during the first quarter of each year based upon performance during the prior year. We believe that our equity awards are an important retention tool for our executive officers, as well as for our other employees.

Equity Vehicles

The Compensation Committee has structured the mix of equity vehicles and the relative weight assigned to each type to motivate performance against long-term targets and stock price appreciation over the long term and to encourage ownership and retention while aligning executive officers’ interests with those of our shareholders. Stockholder feedback has been a key driver of the evolution of our compensation structure.

Beginning in 2024, the Compensation Committee, with the assistance of its independent compensation consultant, began increasing the performance nature of long-term incentive equity grants by introducing grants of PRSUs to all members of our executive team, including all of our NEOs. The Compensation Committee continued to include PRSUs as part of the long-term incentive equity grants to the NEOs in 2025. The PRSUs have a performance aspect that aligns the interests of the NEOs with the core long-term interest of stockholders, which is to increase the value of the enterprise, by incentivizing achievement relative to key performance goals of the Company. The performance-based metric, in conjunction with the proportion of total compensation that was variable and at-risk, further enhances the link between pay and performance for the NEOs, as well as strengthens the alignment of the interests of the executive officers with those of our stockholders. The actual number of PRSUs earned will be based on the Company’s performance relative to target.

Historically, we have used stock option grants as our primary equity vehicle because we believe that they are an effective means by which to align the long-term interests of our executive officers with those of our stockholders. Consistent with what we believe to be the prevailing market practice for companies in our industry at our stage of development, we have used stock options to motivate stock price appreciation over the long term because they deliver value only if the stock price increases. Stock options are inherently performance-based, requiring stock price appreciation before there is any value earned, and are therefore a direct and straightforward means of incentivizing NEOs. The use of stock options also can provide tax and other advantages to our executive officers relative to other forms of equity compensation.

Beginning in 2024, we also began company-wide grants of restricted stock units (“RSUs”), which we had historically issued as special incentive awards, such as in connection with a new hire, or in connection with the completion of a project or research milestone. The RSUs are complementary to the PRSUs and the stock options because they have upside potential but deliver some value even during periods of market or stock price underperformance, providing a retention incentive and reinforcing an ownership culture and commitment to the Company.

Annual Grants

In determining the number of stock options, RSUs or PRSUs to be granted to an NEO, the Compensation Committee takes into account equally both the range of long-term incentive award values granted to executive officers at the companies in the peer group and the range of grant size as a percent of the company in the peer group in determining the appropriate number of options for an NEO.

The 2025 PRSUs have three distinct performance metrics related to (i) revenue from Revuforj in fiscal year 2025; (ii) Revuforj’s sNDA filing; and (iii) the Company’s three-year total shareholder return (“TSR”) as measured against the Nasdaq Biotechnology Index components’ TSRs over the same period. Each of these measures bears equal one-third weighting such that a recipient may receive anywhere between the full award and none of the award based on the Company’s performance against each of the three performance objectives. The Compensation Committee believes that it set performance goals at rigorous and challenging levels so as to require significant effort and achievement by our executive officers to be attained, and that such goals have been established in light of our internal forecast as well as the macroeconomic and industry environments. In 2025, the Company achieved the first two performance metrics by (i) achieving 2025 full-year net revenue of Revuforj exceeding $75 million and (ii) receiving approval of the mNPM1 sNDA from the United States Food and Drug Administration before year-end 2025. Vesting of the awards remains, in each case, subject to the recipient’s continuous service through the February 2028 vesting date.

The exercise price of all stock options granted to NEOs is equal to the closing price of our stock on the date of the grant, and all of our stock options granted in 2025 have a ten-year term until expiration.

In connection with our annual grant process, on February 5, 2025, our Compensation Committee recommended, and our Board approved, grants to each of Messrs. Metzger, Albrecht, Closter and Goldan of PRSUs, RSUs and options to purchase shares of our common stock. Each stock option vests in equal monthly installments on the last day of each month over a four-year period, subject to the executive’s continuous service to us through each vesting date. The RSUs vest in equal one third tranches annually over three years from the grant date.

The February 2025 grants made by the Compensation Committee are shown in the following table:

NEO	PRSUs (#)	RSUs	Time-Based Stock Options (#)
Michael A. Metzger	89,000	60,500	364,000
Keith A. Goldan	23,400	18,500	110,500
Luke J. Albrecht	23,400	16,500	100,000
Steve Closter	23,400	13,500	85,000

In February 2024, each then NEO received a PRSU grant with a performance metric related to revenue from Revuforj meeting or exceeding $45M in the first twelve months of commercial sales. One third of each award vests upon the achievement of that goal, and the remainder vest in equal one third tranches on the first and second anniversary of the goal achievement, respectively, in each case subject to continuous service through each vesting date. The Compensation Committee reviewed and determined the achievement of that performance metric in May 2025 and the first one third of each award vested on May 31, 2025.

We expect to continue to evaluate our equity compensation strategy across the organization to manage our equity utilization during 2026 and beyond. In 2026, the Compensation Committee again granted PRSUs with TSR, commercial as well as research and development-related metrics to each of the NEOs.

Compensation Related to Leadership Transition

The Compensation Committee has also granted equity-based incentives in connection with the hire of new executives, either in the form of stock options, RSUs or both.

In connection with Dr. Botwood’s hire as our Head of Research and Development and Chief Medical Officer in May 2025, he was awarded 215,000 stock options. The Compensation Committee determined that this grant would promote immediate alignment between his interests and those of our stockholders and encourage his long-term service and performance. One-quarter of the options vest on the first anniversary of the grant date, and the remainder vest in equal monthly installments on the last day of each month over a three-year period thereafter, subject to Dr. Botwood’s continuous service through each vesting date. Additionally, Dr. Botwood was awarded a grant of 23,400 PRSUs, one-third of which vests upon the achievement of each one of three specified performance goals, which are identical to the goals for the PRSUs that members of the Company’s executive team received in February 2025. Please see “Compensation Discussion and Analysis—Equity-Based Incentive Awards.”

Additional Elements of Compensation

Employee Benefits

Our NEOs are eligible to participate in all our employee benefit plans, such as medical, dental, vision, group life, short and long-term disability and our 401(k) plan, in each case on the same basis as other employees, subject to applicable laws. Under our 401(k) plan, we currently make matching contributions of 200% of an employee’s contributions to the plan, up to a maximum of $10,000 per year. We believe these benefits are important to attracting and retaining experienced employees, including our executives.

Perquisites

We do not currently provide any perquisites to our executive officers.

Severance Arrangements

We have entered into employment agreements with all of our NEOs that provide for at-will employment without any specific term. Each of the agreements sets forth the NEO’s severance benefits payable upon a qualifying termination of employment or change in control of our Company. The “Potential Payments Upon Termination or Change in Control” section located in the “Executive Officer and Director Compensation” section below describes and quantifies the severance and other benefits potentially payable to the NEOs in further detail.

We offer severance benefits because we compete for executive talent in a highly competitive market in which companies routinely offer similar benefits to their officers. These severance benefits may consist of a payment equal to a specified number of months of base salary continuation, payment of premiums for continued health insurance coverage for a specified period of time, an amount determined by reference to the executive’s annual performance-based cash incentive and accelerated vesting of equity or an extension of time in which to exercise stock options.

We provide severance benefits outside of the change in control context if our NEOs’ employment is terminated without cause, or if the executive terminates employment for good reason, as each of those terms are defined in the employment agreements, subject to the executive officer’s execution of an effective release of claims. The Company believes that it is appropriate to provide severance in this instance to bridge executives to new employment, particularly in view of the Developments, Non-Disclosure and Non-Solicitation agreements that our executives have signed with the Company.

We provide enhanced severance benefits in the change in control context because we believe that the occurrence or potential occurrence of a change in control transaction will create uncertainty regarding the continued employment of our executive officers. The Company believes it serves the best interest of the Company and its stockholders to have executives focus on the business merits of mergers and acquisitions without undue concern for their personal financial outcome. As such, we provide severance protections in connection with a change in control, subject to each executive officer’s execution of an effective release of claims, to help ensure that executive officers can objectively evaluate change in control transactions that may be in the best interest of our stockholders, despite the potential negative consequences such transactions may have on them personally.

We believe that the severance benefits provided to our executive officers under their Employment Agreements are an important component of each executive officer’s overall compensation as they help us to attract and retain our key executives who could have other job alternatives that may appear to them to be more attractive absent these protections.

Additional Compensation Policies and Practices

Policies and Practices Related to the Grant of Equity Awards Close in Time to the Release of Material Nonpublic Information

From time to time, we grant equity awards to our employees, including our NEOs. Historically, we have granted new-hire option awards on the first day of the month following a new hire’s employment start date. We have also historically granted annual refresh employee and executive equity awards in February of each fiscal year at the first regularly scheduled meeting of the Compensation Committee or the Board, respectively. Non-employee directors receive an initial grant of stock option awards at the time of appointment to our Board and thereafter receive deferred settlement restricted stock units granted at the same time as the annual refresh grants, respectively, pursuant to the Non-Employee Director Compensation Policy, as further described under the heading, “Director Compensation—Cash and Equity Compensation” below. We do not otherwise maintain any written policies on the timing of equity awards. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about the Company when determining the timing of equity awards and does not seek to time the award of equity grants in relation to the Company’s public disclosure of MNPI. Because the Compensation Committee has a practice of generally granting stock options on the first day of the month and annually at its first meeting of each new year, the Compensation Committee generally does not take MNPI into account when determining the timing of awards and it does not seek to time the award of equity grants in relation to our public disclosure of MNPI. We have not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Prohibition on Hedging, Pledging and Short Sales

Pursuant to our insider trading policy, our officers, directors, employees and consultants (including their immediate family members and other persons with whom they share a household, and economic dependents) are prohibited from engaging in transactions in publicly traded options, such as puts and calls, and other derivative securities with respect to our common stock at any time. This prohibition extends to (i) engaging in any forms of hedging or short-selling transactions involving our securities, (ii) pledging our securities as collateral for loans, (iii) purchasing our stock on margin or holding our securities in a margin account, or (iv) similar transaction designed to decrease the risks associated with holding our securities.

Tax Considerations: Section 162(m)

When reviewing compensation matters, the Compensation Committee considers the anticipated tax consequences to us (and, when relevant, to our executive officers) of the various payments under our compensation programs. Section 162(m) of the Code generally disallows a tax deduction for any publicly held corporation for individual compensation of more than $1.0 million in any taxable year to certain executive officers. The Compensation Committee, after considering the potential impact of the application of Section 162(m) of the Code, may provide compensation to executive officers that may not be tax deductible if it believes that providing that compensation is in the best interests of the Company and its stockholders.

Clawback Policy

In October 2023, the Compensation Committee adopted our Incentive Compensation Recoupment Policy (the “Clawback Policy”), designed to comply with Rule 10D-1 of the Exchange Act and Nasdaq Listing Rule 5608, which provides for recoupment of performance-based incentive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the relevant securities laws. The policy applies to our current and former executive officers. Compensation that is granted, earned or vested based wholly or in part upon attainment of a Financial Reporting Measure (as defined in the Clawback Policy) is subject to recoupment. The 2015 Plan and the 2026 Plan also provide for clawback of time-based equity.

Compensation Risk Assessment

Our Compensation Committee is responsible for evaluating, recommending and approving executive officer compensation arrangements, plans, policies and programs and performs an annual assessment of the risk they impose. In consultation with management, our Compensation Committee assessed our executive officer compensation arrangements, plans, policies and programs and concluded that they do not create risks that are reasonably likely to have a material adverse effect on our company. This risk assessment included, among other things, a review of the extent to which the Company’s compensation policies and practices could lead to excessive risk-taking behavior, the manner in which any risks arising out of the Company’s compensation policies and practices are monitored and mitigated and any adjustments that may be necessary to address changes in the Company’s risk profile.

Report of the Compensation Committee on Executive Compensation

This Compensation Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such Report by specific reference.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the management of the Company. Based on this review and these discussions, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and the Company’s proxy statement.

The preceding report has been furnished by the following members of the Compensation Committee:

Keith A. Katkin, Chair

Pierre Legault

Dennis G. Podlesak

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officer Compensation

Summary Compensation Table

The following table sets forth information regarding compensation awarded to or earned by our NEOs during the fiscal years indicated.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Michael A. Metzger	2025	$754,300	$2,021,965	$3,454,360	$848,588	$10,000	$7,089,213
Chief Executive Officer	2024	715,000	3,258,450	3,208,211	515,515	10,000	7,707,176
	2023	678,400	—	8,023,803	417,216	8,000	9,127,419
Keith A. Goldan	2025	516,900	569,609	1,048,645	325,648	10,000	2,470,802
Chief Financial Officer	2024	497,000	1,040,476	1,047,416	229,241	10,000	2,824,133
	2023	470,300	—	2,151,384	196,350	8,000	2,826,034
Luke J. Albrecht	2025	496,900	540,309	949,000	335,408	10,000	2,331,617
General Counsel and Secretary	2024	471,000	868,920	897,280	222,548	10,000	2,469,748
	2023	442,099	—	1,957,815	181,261	8,000	2,589,175
Nick Botwood, M.B.B.S. (5)	2025	345,682	285,792	1,913,500	334,125	—	2,879,099
Head of Research & Development, Chief Medical Officer
Steve Closter (6)	2025	485,300	496,359	806,650	327,578	10,000	2,125,887
Chief Commercial Officer	2024	364,167	745,280	2,222,927	214,763	10,000	3,557,137

___________

(1)
The amounts reported in these columns represent the aggregate grant date fair value of equity awards granted to our NEOs, in each case as computed in accordance with ASC 718. The assumptions used in calculating the grant date fair value of the equity awards reported in these columns are set forth in note 15 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026. The amounts reported in this column do not reflect the actual economic value that may be realized by the NEOs upon the vesting of the stock units or exercise of the stock options, as applicable, or the sale of any common stock underlying such stock units or stock options.
(2)
Refer to the section titled “Compensation Discussion and Analysis—Equity-Based Incentive Awards” for a description of the material terms of the program pursuant to which this compensation was awarded.
(3)
The amounts reported in this column represent annual performance-based bonuses earned based on the achievement of Company and individual performance goals and other factors deemed relevant by our Board and Compensation Committee. For additional information, see the section titled “Compensation Discussion and Analysis—Annual Performance-Based Cash Compensation Program.”
(4)
Amounts reported in this column represent employer matching contributions to the NEO’s account under the Company’s 401(k) plan and pet insurance.
(5)
Dr. Botwood was hired as our Head of Research and Development and Chief Medical Officer effective May 12, 2025, and as such was not an NEO for fiscal years 2023 and 2024.
(6)
Mr. Closter was hired as our Chief Commercial Officer effective March 18, 2024, and as such was not an NEO for fiscal year 2023.

Grants of Plan-Based Awards Table

The following table sets forth certain information regarding grants of plan-based awards to the NEOs during the year ended December 31, 2025:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Option Awards			Stock Awards		Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Number of Securities Underlying Options Granted	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards (2)	Number of Stock Units Granted	Grant Date Fair Value of Stock Awards (2)	Number of Stock Units Granted	Grant Date Fair Value of Stock Awards (3)
Michael A. Metzger
Cash Bonus		—	565,725	—	—	—	—	—	—	—	—
Option Grant	2/5/2025	—	—	—	364,000	14.65	3,454,360	—	—	—	—
Stock Grant	2/5/2025	—	—	—	—	—	—	60,500	886,325
Performance Stock Grant	2/5/2025	—	—	—	—	—	—	—	—	89,000	1,135,640
Keith A. Goldan
Cash Bonus		—	232,605	—	—	—	—	—	—	—	—
Option Grant	2/5/2025	—	—	—	110,500	14.65	1,048,645	—	—	—	—
Stock Grant	2/5/2025	—	—	—	—	—	—	18,500	271,025
Performance Stock Grant	2/5/2025	—	—	—	—	—	—	—	—	23,400	298,584
Luke J. Albrecht
Cash Bonus		—	223,605	—	—	—	—	—	—	—	—
Option Grant	2/5/2025	—	—	—	100,000	14.65	949,000	—	—	—	—
Stock Grant	2/5/2025	—	—	—	—	—	—	16,500	241,725
Performance Stock Grant	2/5/2025	—	—	—	—	—	—	—	—	23,400	298,584
Nick Botwood, M.B.B.S.
Cash Bonus		—	243,000	—	—	—	—	—	—	—	—
Option Grant	5/1/2025	—	—	—	215,000	13.82	1,913,500	—	—	—	—
Performance Stock Grant	5/1/2025	—	—	—	—	—	—	—	—	23,400	285,792
Steve Closter
Cash Bonus		—	218,385	—	—	—	—	—	—	—	—
Option Grant	2/5/2025	—	—	—	85,000	14.65	806,650	—	—	—	—
Stock Grant	2/5/2025	—	—	—	—	—	—	13,500	197,775
Performance Stock Grant	2/5/2025	—	—	—	—	—	—	—	—	23,400	298,584

(1)
The target amounts reflect the dollar amount of each NEO’s target annual performance-based bonus for 2025, each of which represented a percentage of such NEO’s 2025 annual base salary as specified under the NEO’s employment agreement, as subsequently increased by the Compensation Committee, if applicable. Threshold amounts reflect the dollar amount that would be payable if each performance goal were achieved at the threshold (i.e., 100%) level.
(2)
This column represents the aggregate grant date fair value of equity awards in 2025 and calculated in accordance with ASC 718, excluding the effect of estimated forfeitures. The assumptions used in calculating the fair value of the stock option can be found under Note 15 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026. The grant date fair value of each RSU award is measured based on the closing price of our common stock on the date of grant.
(3)
Because one third of the February 5, 2025 award of performance-based stock awards are subject to a market condition the grant date fair value of each award disclosed was based on upon the probable outcome of such performance conditions using a Monte-Carlo simulation model.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by the NEOs that were outstanding as of December 31, 2025:

		Option Awards								Stock Awards
		Number of Securities
		Underlying Unexercised Options:				Equity Incentive Plan Awards:		Option	Option
		Exercisable		Unexercisable		Number of Securities Underlying Unexercised Unearned Options		Exercise Price	Expiration	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Number of Unearned Shares or Units of Stock		Market Value of Unearned Shares or Units of Stock
Name	Grant Date	(#)		(#)		(#)		($/Sh)(1)	Date	(#)		($)(2)	(#)		($)(2)
Michael A. Metzger	2/5/2025	75,833	(4)	288,167	(4)			14.65	2/5/2035
	2/5/2025									60,500	(8)	1,271,105
	2/5/2025												89,000	(10)	1,869,890
	2/7/2024	102,781	(4)	111,719	(4)			22.28	2/7/2034
	2/7/2024									71,500	(8)	1,502,215
	2/7/2024												26,000	(6)	546,260
	2/2/2023	298,958	(4)	111,042	(4)			28.55	2/2/2033
	2/2/2022	239,896	(4)	5,104	(4)			15.79	2/2/2032
	2/2/2022	40,000	(5)	—	(5)	40,000	(5)	15.79	2/2/2032
	2/3/2021	160,000	(4)	—				21.36	2/3/2031
	2/12/2020	140,000	(4)	—				9.47	2/12/2030
	7/4/2019	200,000	(4)	—				9.15	7/4/2029
	2/6/2019	20,663	(4)	—				6.38	2/6/2029
	2/6/2019	11,712	(5)	—				6.38	2/6/2029
	3/1/2018	125,000	(4)	—				9.40	3/1/2028
Keith A. Goldan	2/5/2025	23,020	(4)	87,480	(4)			14.65	2/5/2035
	2/5/2025									18,500	(8)	388,685
	2/5/2025												23,400	(10)	491,634
	2/7/2024	33,542	(4)	36,458	(4)			22.28	2/7/2034
	2/7/2024									23,333	(8)	490,226
	2/7/2024												7,800	(6)	163,878
	2/2/2023	80,208	(4)	29,792	(4)			28.55	2/2/2033
	6/13/2022	201,250	(3) (9)	28,750	(3) (9)			15.60	6/13/2032
Luke J. Albrecht	2/5/2025	20,833	(4)	79,167	(4)			14.65	2/5/2035
	2/5/2025									16,500	(8)	346,665
	2/5/2025												23,400	(10)	491,634
	2/7/2024	28,750	(4)	31,250	(4)			22.28	2/7/2034
	2/7/2024									20,000	(8)	420,200
	2/7/2024												6,000	(6)	126,060
	2/2/2023	72,917	(4)	27,083	(4)			28.55	2/2/2033
	2/2/2022	78,333	(4)	1,667	(4)			15.79	2/2/2032
	2/3/2021	80,000	(4)	—				21.36	2/3/2031
	2/12/2020	105,000	(4)	—				9.47	2/12/2030
	2/6/2019	18,833	(5)	—				6.38	2/6/2029
	2/6/2019	18,958	(4)	—				6.38	2/6/2029
	2/8/2018	55,000	(4)	—				9.63	2/8/2028
	9/21/2016	113,000	(3)	—				13.65	9/21/2026
Nick Botwood, M.B.B.S.	5/1/2025	—	(3)	215,000	(3)			13.82	5/1/2035
	5/1/2025												23,400	(10)	491,634
Steve Closter	2/5/2025	17,708	(4)	67,292	(4)			14.65	2/5/2035
	2/5/2025									13,500	(8)	283,635
	2/5/2025												23,400	(10)	491,634
	3/18/2024	65,625	(3)	84,375	(3)			21.92	3/18/2034
	3/18/2024									6,000	(8)	126,060
	3/18/2024												16,667	(6)	350,174

_________________

(1)
Each stock option was granted with an exercise price equal to the fair market value of our common stock on the grant date.
(2)
Market values are calculated based on the closing market price of our common stock as reported on the Nasdaq Global Select Market on December 31, 2025, the last trading day of the year, which was $21.01 per share.
(3)
25% of this option vests on the one-year anniversary of the grant date and thereafter, the remainder of the shares vest in equal monthly installments on the last day of each month over a three-year period, in each case, subject to the NEO’s continuous service through each vesting date.
(4)
These options vest in equal monthly installments on the last day of each month over a four-year period of continuous service following the grant date.
(5)
These options vest periodically upon the Company achieving certain milestones and, following achievement of any such milestone, one-third of the option conditioned upon achievement of such milestone shall vest immediately, with the remaining two-thirds of the option vesting annually upon the one- and two-year anniversaries following such achievement, in each case, subject to the NEO’s continuous service through each vesting date.
(6)
These performance-based restricted stock units vest upon achievement of revenue goals based on sales of Revuforj following twelve months from its initial launch date. Revenue achievement between 90% - 100% pays out at corresponding percentage of PRSU target. Shares will vest one third upon achievement of the goal, one third on the first anniversary of the goal achievement, and one third on the second anniversary of the goal achievement.
(7)
37.5% of this option vests on the one-year anniversary of the grant date and thereafter, the remainder of the shares vest in equal monthly installments on the last day of each month over a three-year period, in each case, subject to the NEO’s continuous service through each vesting date.
(8)
These options vest in equal annual installments over a three-year period of continuous service following the grant date.
(9)
All of the equity awards listed in this table were granted under the 2015 Plan with the exception of the initial award for Mr. Goldan, which we granted as inducement award in connection with the commencement of employment pursuant to Nasdaq Listing Rule 5635(c)(4) pursuant to our 2023 Inducement Plan.
(10)
These performance-based restricted stock units vest subject to achievement of (i) revenue goals based on sales of Revuforj in fiscal year 2025, (ii) Revuforj’s sNDA filing; and (iii) the Company’s three-year total shareholder return (TSR) as measured against the Nasdaq Biotechnology Index components’ TSRs over the same period. Each of these measures bears equal one-third weighting such that a recipient may receive anywhere between the full award and none of the award based on the Company’s performance against each of the three performance goals.

Option Exercises and Stock-Vested Table

The following table sets forth information concerning option exercises and stock vested for each of our NEOs during the fiscal year ended December 31, 2025.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Numbers of Shares Acquired on Vesting (#)		Value Realized on Vesting ($) (2)
Michael A. Metzger	171,195	965,062	48,750	(3)	691,860
Keith A. Goldan	—	—	15,567	(4)	222,178
Luke J. Albrecht	—	—	13,000	(5)	186,820
Steve Closter	—	—	11,333	(6)	125,660

(1)
Value realized is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the individual.
(2)
Value realized is based on the fair market value of our common stock on the vesting date and does not necessarily reflect proceeds actually received by the individual.
(3)
Represents 48,750 shares received upon vesting of RSUs and performance shares, of which 20,822 shares were automatically withheld to cover tax withholding obligations.
(4)
Represents 15,567 shares received upon vesting of RSUs and performance shares, of which 5,073 shares were automatically withheld to cover tax withholding obligations.
(5)
Represents 13,000 shares received upon vesting of RSUs and performance shares, of which 4,690 shares were automatically withheld to cover tax withholding obligations.
(6)
Represents 11,333 shares received upon vesting of RSUs and performance shares, of which 4,440 shares were automatically withheld to cover tax withholding obligations.

Equity Plans

2015 Omnibus Incentive Plan and 2007 Stock Plan

General. In September 2015, our Board adopted and in February 2016, our stockholders approved the 2015 Plan for the purpose of attracting and retaining non-employee directors, executive officers and other key employees and service providers, including officers, employees and service providers of our affiliates, and to stimulate their efforts toward our continued success, long-term growth and profitability. The 2015 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, unrestricted stock, stock units, dividend equivalent rights, other equity-based awards and cash bonus awards. We also maintain the 2007 Stock Plan (the “2007 Plan”), which has been terminated and under which no future awards will be granted, but under which outstanding options have been granted. These options will continue to be governed by the terms of the 2007 Plan.

Change in Control. If we experience a change in control, as defined in the 2015 Plan, in which outstanding equity-based awards will not be assumed or continued by the surviving entity, unless otherwise provided in an award agreement, all restricted shares, stock units and dividend equivalent rights will vest, and the underlying shares will be delivered immediately before the change in control. In addition, all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon the consummation of the change in control, and/or, in the discretion of our Board, all options, stock appreciation rights, restricted shares, stock units and dividend equivalent rights may be canceled before the change in control in exchange for payment of any amount in cash or securities having a value (as determined by our Board), in the case of restricted shares, stock units and dividend equivalent rights equal to the formula or fixed price per share paid to our stockholders and, in the case of options and stock appreciation rights equal to the product of the number of shares subject to the options or stock appreciation rights multiplied by the amount by which the formula or fixed price paid to our stockholders exceeds the exercise price of each option or the stock appreciation right. In the case of performance awards denominated in shares or units, if more than half of the performance period has lapsed, the awards will be converted into shares or units based upon actual performance achieved to date. If less than half of the performance period has lapsed, or if we cannot determine actual performance, the awards will be converted into shares or units assuming target performance has been achieved.

Employment Agreements with Named Executive Officers

Below are descriptions of the key terms of our employment agreements with our NEOs. The agreements generally provide for at-will employment without any specific term and set forth the NEO’s initial base salary, annual target bonus and severance benefits upon a qualifying termination of employment or change in control of our company. Each NEO is also eligible to participate in all employee benefit plans that are generally available to our employees. Each employment agreement also entitles each NEO to reimbursement for all necessary and reasonable business expenses incurred in connection with their duties in accordance with our generally applicable policies. Furthermore, each of our NEOs has executed our standard form of proprietary information and inventions assignment agreement.

Michael A. Metzger. Our employment agreement, as amended from time to time, with Mr. Metzger provides for his at-will employment as our Chief Executive Officer. Mr. Metzger’s employment agreement established his base salary and annual target performance bonus at the time it was executed, which our Compensation Committee may increase from time to time. Mr. Metzger’s employment agreement further provides that he is eligible to earn an annual target performance bonus upon attainment of objectives to be determined by our Board or our Compensation Committee. Effective as of January 1, 2026, our Board approved the Compensation Committee’s recommendations to increase Mr. Metzger’s base salary to $800,000, with an annual target performance bonus of up to 75% of his annual base salary.

Keith A. Goldan. Our employment agreement, as amended, with Mr. Goldan provides for his at-will employment as our Chief Financial Officer. Mr. Goldan’s employment agreement established his base salary and annual target performance bonus at the time it was executed, which our Compensation Committee may increase from time to time. Mr. Goldan’s employment agreement further provides that he is eligible to earn an annual target performance bonus upon attainment of objectives to be determined by our Board or our Compensation Committee. Effective as of January 1, 2026, our Board approved the Compensation Committee’s recommendations to increase Mr. Goldan’s base salary to $535,000, with an annual target performance bonus of up to 45% of his annual base salary.

Luke J. Albrecht. Our employment agreement, as amended from time to time, with Mr. Albrecht provides for his at-will employment as our General Counsel. Mr. Albrecht’s employment agreement established his base salary and annual target performance bonus at the time it was executed, which our Compensation Committee may increase from time to time. Mr. Albrecht’s employment agreement further provides that he is eligible to earn an annual target performance bonus upon attainment of objectives to be determined by our Board or our Compensation Committee. Effective as of January 1, 2026, our Board approved the Compensation Committee’s recommendations to increase Mr. Albrecht’s base salary to $516,800, with an annual target performance bonus of up to 45% of his annual base salary.

Nick Botwood, M.B.B.S.. Our employment agreement, as amended, with Dr. Botwood provides for his at-will employment as our Head of Research and Development and Chief Medical Officer. Dr. Botwood’s employment agreement established his base salary and annual target performance bonus at the time it was executed, which our Compensation Committee may increase from time to time. Dr. Botwood’s employment agreement further provides that he is eligible to earn an annual target performance bonus upon attainment of objectives to be determined by our Board or our Compensation Committee. Effective as of January 1, 2026, our Board approved the Compensation Committee’s recommendations to increase Dr. Botwood’s base salary to $567,000, with an annual target performance bonus of up to 45% of his annual base salary.

Steve Closter. Our employment agreement with Mr. Closter provides for his at-will employment as our Chief Commercial Officer. Mr. Closter’s employment agreement established his base salary and annual target performance bonus at the time it was executed, which our Compensation Committee may increase from time to time. Mr. Closter’s employment agreement further provides that he is eligible to earn an annual target performance bonus upon attainment of objectives to be determined by our Board or our Compensation Committee. Effective as of January 1, 2026, our Board approved the Compensation Committee’s recommendations to increase Mr. Closter’s base salary to $525,000, with an annual target performance bonus of up to 45% of his annual base salary.

Potential Payments Upon Termination or Change in Control

As described in the Compensation Discussion and Analysis section above, a Change-in-Control alone will not trigger accelerated vesting. The benefits shown below are subject to the NEO’s signing and not revoking a separation agreement and general release of claims as well as continued adherence to the NEO’s Assignment of Developments, Non-Disclosure, and Non-Solicitation Agreement with the Company (or any successor agreement thereto).

The following table summarizes the termination benefits under the employment agreements between the Company and certain NEOs.

Termination Event	Terms Applicable to Mr. Metzger
Involuntary Termination Without Cause or Resignation for Good Reason within three (3) months prior to, or within twelve (12) months following, a Change in Control
•
An amount equal to 24 months of base salary, payable in a lump sum
•
An amount equal to 24 months of the target annual incentive award, payable in a lump sum
•
Continuation of health benefits for 24 months
•
Accelerated vesting of all outstanding equity
•
Outstanding stock options remain exercisable for the shorter of (a) 12 months after the termination date or (b) the remaining term of the outstanding options

Involuntary Termination Without Cause or Resignation for Good Reason
•
An amount equal to 12 months of base salary, payable in a lump sum
•
A pro rata amount equal to the number of days worked in the termination year of the target annual incentive award, payable in a lump sum
•
Continuation of health benefits for 18 months
•
Accelerated vesting of options that would have otherwise vested during the 12 months following the termination date
•
Outstanding stock options remain exercisable for the shorter of (a) 12 months after the termination date or (b) the remaining term of the outstanding options

Termination Event	Terms Applicable to Messrs. Albrecht, Closter, Goldan and Dr. Botwood
Involuntary Termination Without Cause or Resignation for Good Reason within three (3) months prior to, or within twelve (12) months following, a Change in Control	• An amount equal to 18 months of base salary, payable in a lump sum

•
An amount equal to 18 months of the target annual incentive award, payable in a lump sum
•
Continuation of health benefits for 18 months
•
Accelerated vesting of all outstanding equity
•
Outstanding stock options remain exercisable for the shorter of (a) 12 months after the termination date or (b) the remaining term of the outstanding options

Involuntary Termination Without Cause or Resignation for Good Reason
•
An amount equal to 9 months of base salary, payable in a lump sum
•
Continuation of health benefits for 9 months
•
Accelerated vesting of options that would have otherwise vested during the 12 months following the termination date
•
Outstanding stock options remain exercisable for the shorter of (a) 12 months after the termination date or (b) the remaining term of the outstanding options

The table below provides the potential payments and benefits to which our NEOs would be entitled, assuming their employment was terminated as of December 31, 2025, including in connection with a change in control, based on the termination benefits in effect as of December 31, 2025.

Name	Compensation Component	Involuntary Termination Without Cause or Resignation for Good Reason In Connection With a Change in Control ($)	Involuntary Termination Without Cause or Resignation for Good Reason ($)
Michael A. Metzger
	Cash Severance	2,564,620	1,282,310
	Long Term Incentives	7,920,977	4,786,601
	Health Care Continuation	70,584	52,938
	Total	10,556,181	6,121,849
Keith A. Goldan
	Cash Severance	1,124,258	387,675
	Long Term Incentives	2,639,974	1,709,049
	Health Care Continuation	53,118	26,559
	Total	3,817,350	2,123,283
Luke J. Albrecht
	Cash Severance	1,080,758	372,675
	Long Term Incentives	2,059,090	1,238,384
	Health Care Continuation	52,938	26,469
	Total	3,192,786	1,637,528
Nick Botwood, M.B.B.S.
	Cash Severance	1,174,500	405,000
	Long Term Incentives	1,590,749	478,731
	Health Care Continuation	52,938	26,469
	Total	2,818,187	910,200
Steve Closter
	Cash Severance	1,055,528	363,975
	Long Term Incentives	2,036,440	889,417
	Health Care Continuation	31,793	15,897
	Total	3,123,761	1,269,289

As used in the tables above, the following terms are generally defined as follows:

Change in Control: Generally, the acquisition of 50% or more of our common stock, a merger, sale of substantially all of the assets or acquisition, or complete dissolution or liquidation of the Company.

Good Reason: Occurrence of any of the following (1) a decrease in executive’s total target cash compensation (base and bonus) of more than 10%, (2) executive’s duties, authority or responsibilities are materially diminished; (3) a material breach by the Company of the terms of the employment agreement; or (4) Company relocation of 50 miles or more.

Cause: Generally means a reasonable determination by the Company of an executive’s (1) dishonest statements or acts with respect to the Company which has the effect of materially injuring the business or reputation of the Company; (2) conviction of or indictment for (a) a felony or (b) any misdemeanor (excluding minor traffic violations) involving moral turpitude, deceit, dishonesty or fraud; (3) gross negligence, willful misconduct or insubordination with respect to the Company; or (4) material breach of any agreement between the executive and the Company.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of the individual identified as our paid median employee to the annual total compensation of our principal executive officer, our Chief Executive Officer. The paragraphs that follow describe our methodology and the resulting pay ratio.

We identified our median employee using our employee population as of December 31, 2025 by (i) aggregating for each applicable employee (A) annual base salary for salaried employees (or hourly rate multiplied by expected annual work schedule, for hourly employees), (B) actual bonus for 2025 and (C) the grant date fair value of any annual or new hire equity awards granted during the fiscal year ended December 31, 2025 and (ii) ranking this aggregated compensation measure for our employees (excluding our Chief Executive Officer) from highest to lowest. Salaries or wages for those employees hired during 2025 were annualized. Once the median employee was identified, we calculated the median employee’s annual total compensation in accordance with the rules applicable to the Summary Compensation Table.

The total compensation for 2025 for our median employee, identified as discussed above, was $383,252. Our Chief Executive Officer’s compensation as reported in the Summary Compensation Table was $7,089,213. Therefore, our pay ratio is approximately 19 to 1.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Director Compensation

Cash and Equity Compensation

We maintain a non-employee director compensation policy, pursuant to which each non-employee director receives an annual base retainer of $50,000 ($52,000 beginning in 2026). Our non-employee directors also receive the following cash compensation for board services, as applicable:

•
the Board Chair receives an additional annual retainer of $85,000 ($89,250 in 2026);
•
each member of our Audit, Compensation, Science and Technology and Nominating and Corporate Governance Committees, other than the chair, receives an additional annual retainer of $12,500, $10,000, $10,000 and $7,500, respectively ($13,125, $10,500, $10,500 and $7,875, respectively, in 2026); and
•
each chair of our Audit, Compensation, Science and Technology and Nominating and Corporate Governance Committees receives an additional annual retainer of $25,000, $20,000, $17,500 and $12,000, respectively ($26,250, $21,000, $18,375 and $12,600, respectively, in 2026).

We pay all amounts in quarterly installments. We also reimburse each of our directors for their travel expenses incurred relating to their attendance at Board and committee meetings.

Each non-employee director other than the Board Chair receives an annual award in the form of 25,000 deferred settlement restricted stock units (“Deferred RSUs”) (24,000 Deferred RSUs in 2026) and the Board Chair receives an annual award of 50,000 Deferred RSUs (48,000 Deferred RSUs in 2026). For each non-employee director, the shares underlying such Deferred RSUs will not be delivered to the non-employee director and may not be transferred or sold until the earlier of a separation from service, death, disability or change in control. Our practice is to grant the annual equity awards for all non-employee directors on the same date that the Board awards annual equity grants to the Company’s executive officers. Each annual equity award vests on the one-year anniversary of the date of grant, subject to the director’s continued service on the Board. At the time of their appointment to the Board, newly appointed non-employee directors receive a one-time initial award of options to purchase 35,000 shares of our common stock. Each newly appointed non-employee director grant vests monthly over a three-year period.

Director Compensation

The following table sets forth information concerning compensation accrued or paid to our independent, non-employee directors during the year ended December 31, 2025 for their service on our Board. Directors who are also our employees receive no additional compensation for their service as directors and are not set forth in the table below:

	Fees earned
	or paid	Stock
	in cash	awards	Total
Name	($)	($)(1)(2)	($)
Dennis G. Podlesak	214,500	732,500	947,000
Martin H. Huber, M.D.	67,500	366,250	433,750
Jennifer Jarrett	67,500	366,250	433,750
Keith A. Katkin	145,000	366,250	511,250
Pierre Legault	137,500	366,250	503,750
William Meury	25,000	366,250	391,250
Aleksandra Rizo, M.D., Ph.D.	60,000	366,250	426,250

___________

(1)
The amounts reported in this column represent the aggregate grant date fair value of Deferred RSUs granted to our non-employee directors during 2025 as computed in accordance with ASC 718, not including any estimates of forfeitures related to service-based vesting conditions. The assumptions used in calculating the grant date fair value of the Deferred RSUs reported in this column are set forth in note 15 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026. The amounts reported in this column do not reflect the actual economic value that may be realized by the non-employee directors. None of our non-employee directors received stock options in 2025.
(2)
The following table provides information regarding the aggregate number of equity awards granted to our non-employee directors that were outstanding as of December 31, 2025:

	Option Awards	Stock Awards
	Outstanding	Outstanding
Name	at Year-End	at Year-End
Dennis G. Podlesak	135,000	177,333
Martin H. Huber, M.D.	35,000	74,000
Jennifer Jarrett	83,000	90,000
Keith A. Katkin	73,000	90,000
Pierre Legault	—	90,000
William Meury	—	—
Aleksandra Rizo, M.D., Ph.D.	35,000	25,000

Limitation on Liability and Indemnification Agreements

Our Certificate of Incorporation and Bylaws contain provisions limiting the liability of directors and provide that we will indemnify each of our directors to the fullest extent permitted under Delaware law. Our Certificate of Incorporation and Bylaws also provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board. In addition, we have entered into indemnification agreements with each of our directors and executive officers. These agreements provide for the indemnification of such persons for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity. We have also obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us.

Rule 10b5-1 Sales Plans

Our directors and officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades under parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they do not possess material nonpublic information, subject to compliance with the terms of our insider trading policy.

PAY VERSUS PERFORMANCE

In accordance with Item 402(v) of Regulation S-K, we are providing the following disclosure regarding the relationship between “compensation actually paid” (“CAP”) to our principal executive officers (“PEOs”) and our non-PEO NEOs (“Non-PEO NEOs”) and certain financial performance of the Company for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance information presented in this section in making its pay decisions for any of the years shown. For further information concerning our pay for performance philosophy and how our executive compensation aligns with our performance, please refer to “Executive Compensation – Compensation Discussion and Analysis.”

Year	Summary Compensation Table Total for First PEO (1)($)	Summary Compensation Table Total for Second PEO (1)($)	Compensation Actually Paid to First PEO (1)(2)(3) ($)	Compensation Actually Paid to Second PEO (1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2)(3) ($)	Value of Initial Fixed $100 Investment Based on (4):		Net Income ($ Millions)	Stock Price (5) ($)
							Total Stockholder Return ($)	Peer Group Total Stockholder Return ($)
(a)	(b)	(c)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	—	7,089,213	—	11,125,923	2,452,305	3,607,589	94.47	124.75	(285.4)	21.01
2024	—	7,707,176	—	1,642,403	2,619,366	1,032,054	59.44	93.49	(318.8)	13.22
2023	—	9,127,419	—	5,206,486	3,028,652	1,953,597	97.17	94.03	(209.4)	21.61
2022	2,374,171	4,113,476	3,475,750	6,278,969	2,356,288	3,210,130	114.43	89.90	(149.3)	25.45
2021	3,904,316	—	2,871,757	—	2,556,999	1,873,217	98.43	100.02	24.9	21.89

(1)
Briggs W. Morrison (referred to in these tables as the “First PEO”) was our PEO in from June 2015 to February 2022, and Michael A. Metzger (referred to in these tables as the “Second PEO”) has been our PEO since February 2022. The individuals comprising the Non-PEO NEOs for each year presented are listed below:

2021	2022	2023	2024	2025
Michael A. Metzger	Luke J. Albrecht	Luke J. Albrecht	Luke J. Albrecht	Luke J. Albrecht
Anjali Ganguli	Keith A. Goldan	Neil Gallagher, M.D., Ph.D.	Steve Closter	Steve Closter
Daphne Karydas	Catherine Madigan, M.D.	Keith A. Goldan	Neil Gallagher, M.D., Ph.D.	Keith A. Goldan
	Alexander Nolte	Catherine Madigan, M.D.	Keith A. Goldan	Nick Botwood, M.B.B.S.
Steve M. Sabus
(2)
The amounts shown for CAP have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)
CAP reflects the exclusions and inclusions of certain amounts for the PEOs and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the “Exclusion of Stock Awards and Option Awards” column are the totals from the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table.

Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock Awards and Option Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($)	CAP to Second PEO ($)
2025	7,089,213	(5,476,325)	9,513,035	11,125,923

Year	Average Summary of Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Options Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average CAP to Non-PEO NEOs ($)
2025	2,452,305	(1,652,466)	2,807,750	3,607,589

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Second PEO ($)	Changes in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Second PEO ($)	Total-Inclusion of Equity Values for Second PEO ($)
2025	6,791,572	1,863,622	610,141	247,700	9,513,035

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Total-Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	2,212,969	421,114	123,828	49,839	2,807,750

For the values of equity awards in the above tables, the values of the February 2, 2022 performance-based stock option award uses an assumption or methodology that differs materially from those disclosed as of the grant date. That award was originally valued using a Black-Scholes model and are valued for purposes of this table using a Monte Carlo model for the stock price hurdle position of the award.

(4)
The Peer Group TSR set forth in this table utilizes the Nasdaq Biotechnology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the Nasdaq Biotechnology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)
We determined the Stock Price to be the most important financial performance measure used to link Company performance to CAP to the Second PEO in 2025. The amounts in the column represents the closing price of our stock on the last trading date of the listed year. The Board made an award of performance-based stock options to the First PEO and Second PEO, and half of those stock options vest upon our stock closing at or above $30 per share. We may determine a different financial performance measure to be the most important financial performance measure in future years. For purposes of this disclosure, there was no financial performance measure used to link Company performance to CAP to our Non-PEO NEOs in 2024.

Relationship Between PEO and Non-PEO NEO CAP, Company TSR and Peer Group TSR

The following chart sets forth the relationship between CAP to our PEOs, the average of CAP to our non-PEO NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years, and the Nasdaq Biotechnology Index TSR over the same period.

Relationship Between PEO and Non-PEO NEO CAP and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of CAP to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
12
10
8
6
4
2
0
1,200
1,000
800
600
400
200
0
-200
-400
2.9
1.9
3.5
6.3
3.2
5.2
2.0
1.6
1.0
11.1
3.6
24.9
(149.3)
(209.4)
(318.8)
(285.4)
2021
2022
2023
2024
2025
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Syndax Pharmaceuticals, Inc. Net Income

Relationship Between PEO and Non-PEO NEO CAP and Stock Price

The following chart sets forth the relationship between CAP to our PEOs, the average of CAP to our Non-PEO NEOs, and our stock price (closing price of our stock on the last trading date of each listed year) for the five most recently completed fiscal years.

Tabular List of Most Important Financial Performance Measures

The following list of financial performance measures represent the financial performance measures that the Company considers to have been the most important in linking CAP to our PEO and Non-PEO NEOs for 2025 to Company performance. As described above, in 2022, our PEO received a performance-based stock option award and half of those stock options vest upon our stock closing at or above $30 per share. Additionally, in 2024 our PEO and Non-PEO NEOs received PRSU awards with vesting contingent upon first year sales of Revuforj. In 2025 our PEO and Non-PEO NEOs received PRSU awards with vesting contingent upon (i) revenue from Revuforj in fiscal year 2025; (ii) Revuforj’s sNDA filing; and (iii) the Company’s three-year TSR as measured against the Nasdaq Biotechnology Index components’ TSRs over the same period . These measures are not ranked.

Stock Price
Sales of Revuforj
Relative TSR

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures Regarding Transactions with Related Parties

We have adopted a written related party transaction policy in which all proposed related party transactions must be approved by either (i) our full Board in the case of executive officers and directors or (ii) with respect to all other related parties, our Nominating and Corporate Governance Committee. This review covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any “related person” were or are participants involving an amount that exceeds or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered by this policy. A “related party” is any person who is or was one of our executive officers, directors or director nominees or is a holder of more than 5% of our common stock, or their immediate family members or any entity owned or controlled by any of the foregoing persons.

Certain Related-Party Transactions

There are no related party transactions since January 1, 2025, to which we have been a party or will be a party, other than compensation, termination, change in control and other arrangements, which are described in the section titled “Executive Officer and Director Compensation.”

Indemnification of Directors and Officers

We entered into indemnification agreements with each of our current directors and executive officers. See the section titled “Executive Officer and Director Compensation—Limitation on Liability and Indemnification Agreements.”

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of March 30, 2026, by: (i) each of our NEOs; (ii) each of our directors; (iii) all our executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our voting securities.

Information with respect to beneficial ownership is based on information furnished to us by each director, executive officer or stockholder who holds more than 5% of our outstanding common stock, and Schedules 13G or 13D filed with the SEC, as the case may be. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, and includes options and warrants that are currently exercisable within 60 days of March 30, 2026. Options to purchase shares of our common stock that are exercisable within 60 days of March 30, 2026, are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of common stock listed as beneficially owned by him or her, except for shares owned jointly with that person’s spouse.

We have based our calculation of beneficial ownership on 88,829,595 shares of our common stock outstanding and pre-funded warrants as of March 30, 2026. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Syndax Pharmaceuticals, Inc., 730 Third Avenue, Floor 9, New York, New York 10017.

	Shares of Common Stock Beneficially	Percentage of Stock Beneficially
Name and Address of Beneficial Owner	Owned	Owned
Named Executive Officers and Directors:
Michael A. Metzger (1)	1,969,574	2.2%
Keith A. Goldan (2)	504,897	*
Luke J. Albrecht (3)	737,628	*
Nick Botwood, M.B.B.S. (4)	98,179	*
Steve Closter (5)	221,084	*
Martin H. Huber, M.D. (6)	109,000	*
Jennifer Jarrett (7)	173,000	*
Keith A. Katkin (8)	163,000	*
Pierre Legault	90,000	*
Dennis G. Podlesak (9)	312,333	*
Aleksandra Rizo, M.D., Ph.D. (10)	46,389	*
All executive officers and directors as a group (11 persons)	4,425,084	4.8%
5% Stockholders:
Entities affiliated with Kynam Capital Management LP (11)	8,520,000	9.6%
Entities affiliated with BlackRock, Inc. (12)	6,744,049	7.6%
The Goldman Sachs Group (13)	5,581,828	6.3%
State Street Corporation (14)	4,596,552	5.2%

* Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
Consists of 491,690 shares of common stock and 1,477,884 shares of common stock issuable upon the exercise of stock options within 60 days of March 30, 2026.
(2)
Consists of 140,429 shares of common stock and 364,468 shares of common stock issuable upon the exercise of stock options within 60 days of March 30, 2026.
(3)
Consists of 129,130 shares of common stock and 608,498 shares of common stock issuable upon the exercise of stock options within 60 days of March 30, 2026.

(4)
Consists of 95,165 shares of common stock and 3,014 shares of common stock issuable upon the exercise of stock options within 60 days of March 30, 2026.
(5)
Consists of 123,689 shares of common stock and 97,395 shares of common stock issuable upon the exercise of stock options within 60 days of March 30, 2026.
(6)
Consists of 74,000 shares of common stock and 35,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 30, 2026.
(7)
Consists of 90,000 shares of common stock and 83,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 30, 2026.
(8)
Consists of 90,000 shares of common stock and 73,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 30, 2026.
(9)
Consists of 177,333 shares of common stock and 135,000 shares of common stock issuable upon the exercise of stock options within 60 days of March 30, 2026.
(10)
Consists of 25,000 shares of common stock and 21,389 shares of common stock issuable upon the exercise of stock options within 60 days of March 30, 2026.
(11)
Consists of 8,520,000 shares of our common stock held by Kynam Capital Management, LP, or Kynam. Each of Kynam Capital Management, LP, Kynam Capital Management GP, LLC, and Yue Tang may be deemed to beneficially own the shares owned by Kynam. Kynam’s address is 221 Elm Road. Princeton, NJ 08540. The information set forth above is based on our review of Schedule 13G filed with the SEC by each of the Kynam entities on February 14, 2025 regarding their beneficial ownership of our common stock as of December 31, 2024.
(12)
Consists of 6,744,049 shares of our common stock held by the following subsidiaries of BlackRock, Inc, or BlackRock: BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, SpiderRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors, and BlackRock Fund Managers Ltd. Blackrock’s address is 50 Hudson Yards New York, NY 10001. The information set forth above is based on our review of Schedule 13G/A filed with the SEC by each of the Blackrock entities on April 17, 2025, regarding their beneficial ownership of our common stock as of March 31, 2025.
(13)
Consists of 5,581,828 shares of our common stock held by The Goldman Sachs Group, Inc., or Goldman Sachs. Each of The Goldman Sachs Group, Inc. and Goldman Sachs & Co. LLC may be deemed to beneficially own the shares owned by Goldman Sachs. Goldman Sachs’ address is 200 West Street New York, NY 10282. The information set forth above is based on our review of Schedule 13G filed with the SEC by each of the Goldman Sachs entities on July 17, 2025, regarding their beneficial ownership of our common stock as of June 30, 2025.
(14)
Consists of 4,596,552 shares of our common stock held by State Street Corporation. State Street Corporation’s address is One Congress Street, Suite 1, Boston MA 02114. The information set forth above is based on our review of Schedule 13G filed with the SEC by State Street Corporation on February 9, 2026, regarding their beneficial ownership of our common stock as of December 31, 2025.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth the aggregate information of our equity compensation plans in effect as of December 31, 2025:

	Column (A)	Column (B)	Column (C)
Number of
	securities	Weighted-	Number of securities
	to be issued	average	remaining
	upon	exercise price of	available for
	exercise of	outstanding	future issuance under
	outstanding	options,	equity compensation
	options,	warrants, and	plans (excluding
	warrants, and	rights	securities reflected
	rights	($)	in Column (A))
Equity compensation plans approved by stockholders:
2007 Stock Plan (1)	—	N/A	—
2015 Omnibus Incentive Plan	11,103,067	$17.97	4,452,162	(2)
2015 Employee Stock Purchase Plan	—	N/A	2,002,859	(3)
Equity compensation plans not approved by stockholders:
2023 Inducement Plan	4,097,831	$15.74	569,122	(4)
Total	15,200,898		7,024,143

(1)
The 2007 Plan was terminated in 2015, and any shares becoming available under the 2007 Plan by expiration, forfeiture, cancellation or otherwise have been and will be added to, and included in, the 2015 Plan.
(2)
The number of shares of common stock reserved for issuance under the 2015 Plan will automatically increase on January 1 of each year, commencing on January 1, 2017 and continuing through the expiration of the 2015 Plan, in an amount equal to (a) 4% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, or (b) a lesser number of shares of common stock determined by the Board prior to the date of the increase (which may be zero). Pursuant to the terms of the 2015 Plan, 3,496,239 shares were added to the reserve on January 1, 2026.
(3)
The number of shares of common stock reserved for issuance under the ESPP will automatically increase on January 1 of each year, commencing on January 1, 2017 and continuing through the expiration of the ESPP, by the lesser of (a) 1% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, (b) 250,000 shares, or (c) such lesser number of shares of common stock as determined by the Board (which may be zero). Pursuant to the terms of the ESPP, 250,000 shares were added to the reserve on January 1, 2026.
(4)
The 2023 Inducement Plan was adopted by the Board on February 2, 2023, pursuant to which we reserved 1,900,000 shares of common stock for issuance. On (a) December 6, 2023, the Board increased the number of shares of common stock reserved for issuance under the 2023 Inducement Plan by 1,100,000 shares; (b) July 22, 2024 the Board increased the number of shares of common stock reserved for issuance under the 2023 Inducement Plan by 500,000 shares; and (c) December 19, 2024, the Board increased the number of shares of common stock reserved for issuance under the 2023 Inducement Plan by 1,200,000 shares. The Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Standards. The 2023 Inducement Plan provides for the grant of equity-based awards, and its terms are substantially similar to our stockholder-approved 2015 Plan. In accordance with Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Standards, awards under the 2023 Inducement Plan may only be made to individuals not previously employees or non-employee directors of the Company (or following such individual’s bona fide period of non-employment with the Company), as an inducement material to the individual’s entry into employment with the Company. The 2023 Inducement Plan does not provide for automatic annual share increases.

OTHER INFORMATION FOR STOCKHOLDERS

Stockholder Proposals for the 2027 Annual Meeting of Stockholders

If you wish to submit proposals for inclusion in our proxy statement for the 2027 annual meeting of stockholders (the “2027 Annual Meeting”) we must receive them on or before January 1, 2027. Nothing in this paragraph shall require us to include in our proxy statement and proxy card for the 2027 Annual Meeting any stockholder proposal that does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to Rule 14a-8 of the Exchange Act.

If you wish to nominate a director or submit a proposal for presentation at the 2027 Annual Meeting, without including such proposal in next year’s proxy statement, you must be a stockholder of record and provide timely notice in writing to our Secretary at c/o Syndax Pharmaceuticals, Inc., 730 Third Avenue, Floor 9, New York, New York 10017. To be timely, we must receive the notice not less than 90 days nor more than 120 days prior to the anniversary of the Annual Meeting; provided, however, that in the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, we must receive your notice (a) no earlier than the close of business on the 120th day prior to the currently proposed 2027 Annual Meeting and (b) no later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting or the 10th day following the day on which we first make a public announcement of the date of the 2027 Annual Meeting. Your written notice must contain the specific information required pursuant to Section 2.13 of our Bylaws. In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with the additional requirements of Rule 14a-19(b). For additional information about our director nomination requirements, please see our Bylaws.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders will be “householding” our Proxy Materials. A single Notice of Internet Availability will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability, please notify your broker or Syndax. Direct your written request to: Syndax Pharmaceuticals, Inc., 730 Third Avenue, Floor 9, New York, New York 10017, Attn: Luke J. Albrecht, General Counsel and Secretary, or contact Mr. Albrecht at (781) 419-1400.

Stockholders who currently receive multiple copies of the Notice of Internet Availability at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The Board knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action regarding such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request to: Syndax Pharmaceuticals, Inc., 730 Third Avenue, Floor 9, New York, New York 10017, Attn: Luke J. Albrecht, General Counsel and Secretary.

Annex A

SYNDAX PHARMACEUTICALS, Inc.

2026 Equity Incentive Plan

Adopted by the Board of Directors: April 30, 2026
Approved by the Stockholders: [____], 2026

1.
General.
a.
Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Adoption Date, (i) no additional awards may be granted under the Prior Plan; (ii) any Returning Shares will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
b.
Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
c.
Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
d.
Adoption Date; Effective Date. The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
(b)
Shares Subject to the Plan.
a.
Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 17,134,916 shares (the “Share Reserve”), which is the sum of: (i) 7,200,000 new shares, plus (ii) up to 9,934,916 Returning Shares, as such shares become available from time to time.
b.
Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall not exceed 85,674,580 shares of Common Stock.
c.
Share Reserve Operation.
i.
Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c) or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
ii.
Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

iii.
Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
(c)
Eligibility and Limitations.
a.
Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
b.
Specific Award Limitations.
i.
Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
ii.
Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
iii.
Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
iv.
Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.
c.
Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
d.
Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (1) $1,000,000 in total value for Non-Employee Directors other than the Board Chair and $1,500,000 in total value for the Non-Employee Director Board Chair or (2) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,500,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the first calendar year that begins following the Effective Date.
(d)
Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

a.
Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
b.
Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
c.
Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
i.
by cash or check, bank draft or money order payable to the Company;
ii.
pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
iii.
by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
iv.
if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
v.
in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
d.
Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
e.
Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

i.
Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
ii.
Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
f.
Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
g.
Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
h.
Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
i.
three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
ii.
12 months following the date of such termination if such termination is due to the Participant’s Disability;
iii.
12 months following the date of such termination if such termination is due to the Participant’s death; or
iv.
12 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

i.
Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
j.
Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the U.S. Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
k.
Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
(e)
Awards Other Than Options and Stock Appreciation Rights.
a.
Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
i.
Form of Award.
1.
Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
2.
RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
ii.
Consideration.
1.
Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.
2.
RSU Awards: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
iii.
Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
iv.
Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
v.
Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.
vi.
Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
b.
Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
c.
Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
(f)
Adjustments upon Changes in Common Stock; Other Corporate Events.
a.
Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
b.
Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
c.
Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction, except as set forth in Section 11, unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

i.
Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
ii.
Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed, continued or substituted in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.
iii.
Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
iv.
Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
d.
Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
e.
No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any Change in Control, any Corporate Transaction, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g)
Administration.
a.
Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
b.
Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
i.
To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
ii.
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
iii.
To settle all controversies regarding the Plan and Awards granted under it.
iv.
To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
v.
To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
vi.
To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
vii.
To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
viii.
To submit any amendment to the Plan for stockholder approval.
ix.
To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
x.
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
xi.
To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).
c.
No Repricing Without Stockholder Approval. Except in connection with a Corporate Transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current per share Fair Market Value in exchange for cash or other securities, in each case unless such action (i) is subject to and approved by the Company’s stockholders or (ii) would not be deemed to be a repricing under the rules of any stock exchange or established securities market on which Common Stock is listed or publicly traded.
d.
Delegation to Committee.
i.
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
ii.
Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
e.
Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
f.
Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by Applicable Law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with Applicable Law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value.
(h)
Tax Withholding
a.
Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate arrangements to satisfy the Tax-Related Items withholding obligations, if any, of the Company and/or an Affiliate that arise in connection with the grant, vesting, exercise or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

b.
Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any Tax-Related Items withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the U.S. Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
c.
No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the U.S. Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the U.S. Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the U.S. Internal Revenue Service.
d.
Withholding Indemnification. The Company and/or its Affiliate may withhold or account for Tax-Related Items by considering statutory or other withholding rates, including minimum or maximum rates applicable in a Participant’s jurisdiction. In the event of over-withholding, the Participant may receive a refund of any over-withheld amount in cash (with no entitlement to the equivalent in Common Stock) or, if not refunded, the Participant may seek a refund from the local tax authorities. In the event of under-withholding, the Participant may be required to pay any additional Tax-Related Items directly to the applicable tax authority or to the Company and/or its Affiliate. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount. Further, if the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, the Participant will be deemed to have been issued the full number of shares subject to the Award, notwithstanding that a number of the shares is held back solely for the purpose of paying the Tax-Related Items.
(i)
Miscellaneous.
a.
Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
b.
Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
c.
Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
d.
Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
e.
No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will (unless otherwise required under Applicable Law) and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
f.
Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
g.
Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
h.
Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
i.
Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
j.
Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
k.
Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
l.
Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
m.
Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
n.
Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
o.
Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
(j)
Covenants of the Company.

The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

(k)
Additional Rules for Awards Subject to Section 409A.
a.
Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
b.
Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

i.
If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
ii.
If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six-month period.
iii.
If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under U.S. Treasury Regulations Section 1.409A-3(a)(4).
c.
Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
i.
Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
1.
If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
2.
If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
ii.
Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
1.
In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
2.
If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
3.
The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
d.
Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
i.
If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
ii.
If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
e.
If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
i.
Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
ii.
The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in U.S. Treasury Regulations Section 1.409A-3(j)(4)(ix).
iii.
To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provide that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
iv.
The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
(l)
Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

(m)
Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(n)
Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

a.
“Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
b.
“Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee, as applicable.
c.
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
d.
“Applicable Law” means the Code and any applicable U.S. and non-U.S. securities, exchange control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
e.
“Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
f.
“Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
g.
“Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
h.
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the

Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
i.
“Cause” shall have the meaning set forth in an applicable agreement between a Participant and the Company or an Affiliate, and in the absence of such agreement, shall mean, with respect to any Participant and as determined by the Board, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of, or pleading guilty or nolo contendere to, a criminal offense (other than minor traffic offenses); (iii) a material violation of a Company policy; or (iv) a material breach of any term of any employment, consulting, or other services, confidentiality, intellectual property, or non-competition agreements, if any, between the such Participant and the Company or an Affiliate. Any determination by the Plan Administrator regarding whether an event constituting Cause shall have occurred shall be final, binding, and conclusive.
j.
“Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
i.
any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
ii.
there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
iii.
there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
iv.
individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement;

provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

k.
“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
l.
“Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
m.
“Common Stock” means the common stock of the Company.
n.
“Company” means Syndax Pharmaceuticals, Inc., a Delaware corporation, and any successor corporation thereto.
o.
“Compensation Committee” means the Compensation Committee of the Board.
p.
“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
q.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by Applicable Law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by Applicable Law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under U.S. Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
r.
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
i.
a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
ii.
a sale or other disposition of at least 50% of the outstanding securities of the Company;
iii.
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
iv.
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

s.
“determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
t.
“Director” means a member of the Board.
u.
“Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
v.
“Effective Date” means the date the Plan is approved by the stockholders of the Company.
w.
“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
x.
“Employer” means the Company or the Affiliate that employs the Participant.
y.
“Entity” means a corporation, partnership, limited liability company or other entity.
z.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
aa.
“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Adoption Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
bb.
“Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
i.
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
ii.
If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

iii.
In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
cc.
“Governmental Body” means any: (i) nation, state, commonwealth, canton, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. or non-U.S. federal, state, local, municipal, or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
dd.
“Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
ee.
“Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
ff.
“Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
gg.
“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
hh.
“Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Arrangement.
ii.
“Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
jj.
“Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder)) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under U.S. Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
kk.
“Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
ll.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

mm.
“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
nn.
“Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
oo.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
pp.
“Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.
qq.
“Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
rr.
“Own,” “Owned,” “Owner,” or “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
ss.
“Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
tt.
“Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
uu.
“Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; relative stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales, annual recurring revenue or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the U.S. Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.
vv.
“Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.
ww.
“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
xx.
“Plan” means this Syndax Pharmaceuticals, Inc. 2026 Equity Incentive Plan, as amended from time to time.
yy.
“Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.
zz.
“Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
aaa.
“Prior Plan” means the Syndax Pharmaceuticals Inc. 2015 Omnibus Incentive Plan.
bbb.
“Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
ccc.
“Restricted Stock Award” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
ddd.
“Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
eee.
“Returning Shares” means shares subject to outstanding stock awards granted under the Prior Plan and that following the Adoption Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
fff.
“RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

ggg.
“RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
hhh.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
iii.
“Rule 405” means Rule 405 promulgated under the Securities Act.
jjj.
“SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
kkk.
“Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
lll.
“Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and U.S. Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
mmm.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
nnn.
“Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
ooo.
“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
ppp.
“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
qqq.
“Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan and legally applicable or deemed applicable to the Participant.
rrr.
“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
sss.
“Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
ttt.
“Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
uuu.
“Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

Annex B

Syndax Pharmaceuticals, Inc.

2026 Employee Stock Purchase Plan

Adopted by the Board of Directors: April 30, 2026
Approved by the Stockholders: [_____], 2026
Effective Date: [_____], 2026 (the “Effective Date”)

1.
General; Purpose.
(a)
The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Plan permits the Company to grant a series of Purchase Rights to Eligible Employees under an Employee Stock Purchase Plan. In addition, the Plan permits the Company to grant a series of Purchase Rights to Eligible Employees that do not meet the requirements of an Employee Stock Purchase Plan.
(b)
The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes grants of Purchase Rights under the Non-423 Component that do not meet the requirements of an Employee Stock Purchase Plan. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component. In addition, the Company may make separate Offerings which vary in terms (provided that such terms are not inconsistent with the provisions of the Plan or the requirements of an Employee Stock Purchase Plan to the extent the Offering is made under the 423 Component), and the Company will designate which Designated Company is participating in each separate Offering.
(c)
The Company, by means of the Plan, seeks to retain the services of Eligible Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
2.
Administration.
(a)
The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)
The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).
(ii)
To designate from time to time (A) which Related Corporations will be eligible to participate in the Plan as Designated 423 Companies, (B) which Related Corporations or Affiliates will be eligible to participate in the Plan as Designated Non-423 Companies, (C) which Affiliates or Related Corporations may be excluded from participation in the Plan, and (D) which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).
(iii)
To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.
(iv)
To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.
(v)
To suspend or terminate the Plan at any time as provided in Section 12.
(vi)
To amend the Plan at any time as provided in Section 12.

(vii)
Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company, its Related Corporations and Affiliates, and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.
(viii)
To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are non-U.S. nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Designated Non-423 Company, do not have to comply with the requirements of Section 423 of the Code.
(c)
The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan and any applicable Offering Document to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Further, to the extent not prohibited by Applicable Law, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. The Board may retain the authority to concurrently administer the Plan with the Committee (or its delegate) and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee (or a delegate of the Committee), the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(d)
All determinations, interpretations and constructions made by the Board will not be subject to review by any person and will be final, binding and conclusive on all persons.
3.
Shares of Common Stock Subject to the Plan.
(a)
Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 500,000 shares of Common Stock. Up to the maximum number of shares of Common Stock reserved under this Section 3(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.
(b)
If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.
(c)
The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.
4.
Grant of Purchase Rights; Offering.
(a)
The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.
(b)
If a Participant has more than one Purchase Right outstanding under the Plan, unless such Participant otherwise indicates in forms delivered to the Company or a third party designated by the Company (each, a “Company Designee”): (i) each form will apply to all of the Participant’s Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) will be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) will be exercised.
(c)
The Board will have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first Trading Day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering will terminate immediately as of that first Trading Day, and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first Trading Day of such new Purchase Period.
5.
Eligibility.
(a)
Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 2(b), to Employees of a Related Corporation or an Affiliate. Except as provided in Section 5(b) or as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company, the Related Corporation or the Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may (unless prohibited by Applicable Law) require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide (unless prohibited by Applicable Law) that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company, the Related Corporation or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude (unless prohibited by Applicable Law) from participation in the Plan or any Offering Employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) of the Company, a Related Corporation or an Affiliate, or a subset of such highly compensated employees.
(b)
The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right will thereafter be deemed to be a part of that Offering. Such Purchase Right will have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
(i)
the date on which such Purchase Right is granted will be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
(ii)
the period of the Offering with respect to such Purchase Right will begin on its Offering Date and end coincident with the end of such Offering; and
(iii)
the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, the individual will not receive any Purchase Right under that Offering.
(c)
No Employee will be eligible for the grant of any Purchase Rights under the 423 Component if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.
(d)
As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the 423 Component only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds U.S. $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
(e)
Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may (unless prohibited by Applicable Law) provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code will not be eligible to participate.

(f)
Notwithstanding anything in this Section 5 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.
6.
Purchase Rights; Purchase Price.
(a)
On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage of earnings (as such concept is defined in the Offering Document) or with a maximum dollar amount, but in either case as so specified by the Board in the Offering Document, during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.
(b)
The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.
(c)
In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.
(d)
The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be specified by the Board prior to commencement of an Offering and will not be less than the lesser of:
(i)
an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or
(ii)
an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
7.
Participation; Withdrawal; Termination.
(a)
An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company or a Company Designee, within the time specified in the Offering, an enrollment form provided by the Company or a Company Designee. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be held separately or deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first practicable payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase such Participant’s Contributions. If payroll deductions are impermissible or problematic under Applicable Law or if specifically provided in the Offering and to the extent permitted by Section 423 of the Code with respect to the 423 Component, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash, check or wire transfer prior to a Purchase Date.
(b)
During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company or a Company Designee. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of such Participant’s accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c)
Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of such individual’s accumulated but unused Contributions.
(d)
Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component for the remainder of the Offering. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.
(e)
During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company and valid under Applicable Law, by a beneficiary designation as described in Section 10.
(f)
Unless otherwise specified in the Offering or required by Applicable Law, the Company will have no obligation to pay interest on Contributions.
8.
Exercise of Purchase Rights.
(a)
On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares will be issued unless specifically provided for in the Offering.
(b)
Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount will be distributed to such Participant after the final Purchase Date without interest (unless the payment of interest is otherwise required by Applicable Law). If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).
(c)
No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. and non-U.S. federal, state and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and, subject to Section 423 of the Code with respect to the 423 Component, the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).
9.
Covenants of the Company.

The Company will seek to obtain from each U.S. and non-U.S. federal, state or other regulatory commission, agency or other Governmental Body having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

10.
Designation of Beneficiary.
(a)
The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.
(b)
If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
11.
Adjustments upon Changes in Common Stock; Corporate Transactions.
(a)
In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iii) the class(es) and number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.
(b)
In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by the Board) prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.
12.
Amendment, Termination or Suspension of the Plan.
(a)
The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.
(b)
The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)
Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.
13.
Tax Qualification; Tax Withholding.
(a)
Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.
(b)
Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation or Affiliate, to enable the Company, the Related Corporation or the Affiliate to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company, a Related Corporation or an Affiliate; (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.
(c)
The 423 Component is exempt from the application of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. The Non-423 Component is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.
14.
Effective Date of Plan.

The Plan will become effective on the Effective Date. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 12(a) above, materially amended) by the Board.

15.
Miscellaneous Provisions.
(a)
Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.
(b)
A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).
(c)
The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or amend a Participant’s employment or service contract, as applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ or service of the Company, a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment or service of a Participant.

(d)
The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflict of laws rules.
(e)
If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.
(f)
If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.
16.
Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)
“423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.
(b)
“Affiliate” means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c)
“Applicable Law” means the Code and any applicable U.S. and non-U.S. securities, exchange control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the NASDAQ Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(d)
“Board” means the Board of Directors of the Company.
(e)
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(f)
“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(g)
“Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).
(h)
“Common Stock” means the common stock of the Company.
(i)
“Company” means Syndax Pharmaceuticals, Inc., a Delaware corporation.
(j)
“Contributions” means the payroll deductions, contributions made by Participants in case payroll deductions are impermissible or problematic under Applicable Law and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into the Participant’s account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions or other contributions and, with respect to the 423 Component, to the extent permitted by Section 423.
(k)
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)
a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;
(ii)
a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii)
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(l)
“Designated 423 Company” means any Related Corporation selected by the Board as participating in the 423 Component.
(m)
“Designated Company” means any Designated Non-423 Company or Designated 423 Company, provided, however, that at any given time, a Related Corporation participating in the 423 Component shall not be a Related Corporation participating in the Non-423 Component.
(n)
“Designated Non-423 Company” means any Related Corporation or Affiliate selected by the Board as participating in the Non-423 Component.
(o)
“Director” means a member of the Board.
(p)
“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(q)
“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation or solely with respect to the Non-423 Component, an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(r)
“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(s)
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.
(t)
“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.
(ii)
In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and regulations and, to the extent applicable as determined in the sole discretion of the Board, in a manner that complies with Sections 409A of the Code.
(u)
“Governmental Body” means any: (i) nation, state, commonwealth, canton, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. or non-U.S. federal, state, local, municipal or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the NASDAQ Stock Market, the New York Stock Exchange and the Financial Industry Regulatory Authority).
(v)
“Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.
(w)
“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.
(x)
“Offering Date” means a date selected by the Board for an Offering to commence.
(y)
“Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.
(z)
“Participant” means an Eligible Employee who holds an outstanding Purchase Right.
(aa)
“Plan” means this Syndax Pharmaceuticals, Inc. 2026 Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.
(bb)
“Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.
(cc)
“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.
(dd)
“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
(ee)
“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(ff)
“Securities Act” means the U.S. Securities Act of 1933, as amended.
(gg)
“Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.
(hh)
“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including but not limited to Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or any other exchange or successors thereto, is open for trading.

SYNDAX PHARMACEUTICALS, INC.

VOTE

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A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4 and 5.

1. Election of Directors
   Nominees:

	For	Withhold		For	Withhold
01 - Pierre Legault	☐	☐	02 - Michael A. Metzger	☐	☐

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2026 Annual Meeting of Syndax Pharmaceuticals, Inc. Stockholders

The 2026 Annual Meeting of Stockholders of Syndax Pharmaceuticals, Inc. will be held on Wednesday, June 10, 2026 at 12:00 P.M. EDT, virtually via the Internet at meetnow.global/MUGAWRX.

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Proxy — SYNDAX PHARMACEUTICALS, INC.

Annual Meeting of Stockholders

June 10, 2026 12:00 P.M. EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Michael A. Metzger and Luke J. Albrecht, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SYNDAX PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 P.M. EDT, on June 10, 2026.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

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